                                                                    EXHIBIT 99.4




                             ACTUARIAL ANALYSIS OF

                                 GREAT AMERICAN

                             LIFE INSURANCE COMPANY

                            AS OF SEPTEMBER 30, 1994





                                       PREPARED FOR:

                                       Special Committee of the Board of
                                       Directors of American Premier
                                       Underwriters Inc.

                                       PREPARED BY:

                                       John P. Schreiner, F.S.A., M.A.A.A.


                                       December 9, 1994

                                    [LOGO]

                          MILLIMAN & ROBERTSON, INC.
                          Actuaries and Consultants

                                  40th Floor
                            55 West Monroe Street
                         Chicago, Illinois 60608-5011
                           Telephone: 312/726-0677
                              Fax: 312/726-5225



December 9, 1994



Mr. Alfred W. Martinelli
Chairman of the Special Committee of the Board of Directors
American Premier Underwriters, Inc.
One East Fourth Street
14th Floor
Cincinnati, Ohio  45202

Board of Directors
American Premier Underwriters, Inc.
One East Fourth Street
14th Floor
Cincinnati, Ohio  45202

Dear Mr. Martinelli and Board Members:

The attached report summarizes the results of our analyses of Great American Life Insurance Company.

Section I outlines the scope and qualifications associated with the analysis. Actuarial values and projected statutory profits are included in Section II. The underlying models and assumptions are summarized in Section III. Section IV summarizes the sensitivity tests we performed to key assumptions.

I am available to answer questions concerning the methodology and assumptions underlying this analysis.

Sincerely,

/s/ JOHN P. SCHREINER
- -------------------------
John P. Schreiner, F.S.A.
Consulting Actuary

JPS:sm



Albany * Atlanta * Boston * Chicago * Cincinatti * Dallas * Denver * Hartford
   Houston * Indianapolis * Irvine * Los Angeles * Milwaukee * Minneapolis
       New York * Omaha * Philadelphia * Phoenix * Portland * St. Louis
Salt Lake City * San Diego * San Francisco * Seattle * Tokyo * Washington, D.C.

                               TABLE OF CONTENTS



SECTION                                                                                   PAGE
- -------                                                                                   ----
      I     Introduction and Qualifications                                                 1

     II     Summary of Results                                                              7

    III     Summary of Models and Actuarial Assumptions                                    17

     IV     Summary of Sensitivity Testing                                                 44





APPENDIX
- --------


   A        Detailed Statutory Income Statement Projections                               A-1

                                   SECTION I

                        INTRODUCTION AND QUALIFICATIONS


SCOPE AND LIMITATIONS

Milliman & Robertson, Inc. (M&R), was retained by the Special Committee of the Board of Directors of American Premier Underwriters, Inc. (Special Committee) to develop actuarial values and related analysis of Great American Life Insurance Company (GALIC) as of September 30, 1994. The terms of the engagement are outlined in our engagement letter dated November 22, 1994.

We have prepared this analysis for the internal use of the Special Committee and its advisors. Distribution of our report to third parties, including but not limited to state insurance department regulators, and other regulatory bodies is prohibited without the prior written consent of M&R. Any distribution of this report must be in its entirety.

The report is intended to provide certain actuarial information and analysis as of September 30, 1994. In order to fully comprehend this report, any user of this report should be advised by an actuary with a substantial level of expertise in areas relevant to this analysis to appreciate the significance of the underlying assumptions and the impact of those assumptions on the illustrated results. This report must be read in its entirety to be understood.

We have projected future statutory profits computed according to regulatory reporting criteria. The validity of these projections depends on how well future experience conforms to our assumptions. Our assumptions for future persistency, investment spread, expenses, and other actuarial factors are based upon our evaluation of GALIC experience, our knowledge of the industry in general, and discussions with the management of GALIC. Actual experience may be more or less favorable than the assumptions which underlie the results provided in this report. To the extent actual experience differs from the assumptions used in this report, actual results will be more or less favorable than the results shown in this report.

M&R is not expert in the area of asset valuation and we have relied upon GALIC's investment personal for certain assumptions as to cash flows on mortgages, real estate investments and default costs on below investment grade bonds. Furthermore, we used market values, provided by GALIC, on certain CMOs on which we were unable to obtain cash flows from publicly available sources. Detailed investment assumptions are found in Section III.

RATIONALE FOR STATUTORY APPROACH

Our development of the projected amounts and actuarial values in this report reflect statutory accounting practices. Two reasons why we believe it is appropriate to analyze a life company using the statutory approach are:

 1. Statutory accounting determines the availability of earnings for dividends to life company shareholders.

 2. Statutory surplus constitutes the funds available for investments in new business or other ventures requiring capital.

This analysis should not be considered an analysis prepared in accordance with GAAP.

RELATIONSHIP OF ACTUARIAL VALUE TO MARKET VALUE

An actuarial value does not necessarily represent the value of a company in the open market. Rather, it is derived from a carefully constructed projection of future earnings and, therefore, reflects the value of a company's earnings potential under a specific set of assumptions. Of course the value of any business enterprise is a matter of informed judgement. Different parties will arrive at different values depending upon their outlook and upon the opportunities they see for the company for the future. Market valuation is determined by the parties involved based upon the respective evaluation of all relevant factors.

ENTITY VALUED

The entity valued in this analysis is GALIC. We have not reflected the assets and liabilities of GALIC's immediate parent, American Annuity Group, Inc. It should be noted that GALIC's yearend 1993 statutory financial statement list the following affiliated company investments being carried (in whole or in part) on GALIC's balance sheet.

                                                         Statutory
                   Entity                               Carry Value
                   ------                               -----------
      Chatham Inn Corporation                           $     1,000
      Chatbar, Inc.                                          10,000
      Chiquita Brands International, Inc.                30,734,578
      GALIC Brothers, Inc.                                      800
                                                        -----------
                                                        $30,746,378
                                                        ===========


We have included the carrying value of these investments within GALIC in our valuation.

DATA RELIANCE

We have relied upon information and data supplied by or caused to be provided by, American Premier Underwriters, Inc. The majority of data we used was provided by GALIC. We have not audited or independently verified any of the information furnished to us. Although we have no reason to suspect the integrity of the underlying data, to the extent the data is materially flawed, the results of our analysis may be materially impacted. The principle materials relied upon include:

 1. Information contained in both internal and published financial statements prepared by the Company.

 2. Inventories of deferred annuity and payout annuities inforce at September 30, 1994 including information on annuitization value, surrender value, statutory reserve, and premium.

 3. Information on policies inforce including commission rates, surrender charges, credited interest rates, statutory reserve factors, policy loads, bonuses and other policy information provided to us by the Company.

 4. Information and statistical data provided to us by the Company on GALIC's historic policy persistency premium persistency, annuitization experience, budgeted expenses and other factors.

 5. Data concerning statutory book value, market value, book yields, and other information for invested assets as of September 30, 1994. In addition, GALIC provided us with their anticipated investment strategy in the future.

 6.   New business sales information along with projected budgeted expenses.

RESERVE RELIANCE

We relied upon information provided to us by GALIC as to its statutory reserve methodology and practice. We have not audited the statutory reserves to see whether the reserves comply with state insurance law or regulation. Finally, we have not necessarily prepared the same analysis an Appointed Actuary of GALIC would prepare in forming an opinion as to the appropriateness of statutory reserves.

There continues to be regulatory activity today as to the appropriate statutory reserve methodology for two-tiered annuities. The regulatory proposal is the so-called Guideline GGG which has evolved over the last several years and is expected to be enacted soon. GALIC has one major product, TSA II, which may require additional statutory reserves under certain readings of GGG. It is thought that the regulators may currently be working on clarifying the reading of GGG, in a way that would be adverse to GALIC. GALIC has estimated the additional reserve to range from $20 million - $40 million depending upon the final outcome of GGG.

GALIC is currently investigating certain options it may have to effectively restructure the TSA II product so that additional reserves might be avoided.

We have not included the potential impact of Guideline GGG or any restructuring of TSA II in this analysis.

                                   SECTION II

                               SUMMARY OF RESULTS

SUMMARY OF ACTUARIAL VALUES

Tables 1A-1C summarize the results of our analysis of the components of values as of September 30, 1994. The items included are (1) the adjusted statutory book value, (2) the present value of statutory profits from business inforce at September 30, 1994, and (3) the present value of statutory profits from business to be written after September 30, 1994.

We illustrated five, ten, and alternatively twenty years of new business values (tables 1A, 1B, and 1C respectively). The values reflect cost of capital and federal income taxes at a 35% tax rate, both of which are discussed later in this section.

Table 2 provides a summary of 20 years of projected profits with interest on surplus and AVR reflecting a capital level equal to GALIC's current capital with a minimum capital going forward equal to 200% of NAIC Risk Based Capital
(RBC), i.e. 400% of NAIC Authorized Control Level Capital. Table 3 illustrates available cash flows to GALIC's parent again assuming a 35% tax rate and a statutory capital level consistent with a minimum of 200% of RBC. Table 3 reflects twenty years of new business production. The values illustrated in Table 3, are consistent with the values in Table 1 and, reflect the present value of twenty years dividend payments, plus the present value of surplus remaining at the end of twenty years, plus the present value of statutory profits remaining on business inforce at the end of twenty years.

Detailed projections of annual statutory pre-tax profits by line of business are provided in Appendix A.

                                    TABLE 1A
                              GREAT AMERICAN LiFE
                          SUMMARY OF ACTUARIAL VALUES
                            AS OF SEPTEMBER 30, 1994
                                 (in millions)

                                                                            Discount Rate of:
                                                             --------------------------------------------
                                                               10.0%       12.0%        14.0%       16.0%
                                                             -------     -------      -------     -------
  1)   Adjusted Statutory Book Value (ABV)                    $336.8      $336.8       $336.8      $336.8

  2)   Business Inforce as of  9/30/94
           TSA Deferred Annuities                             $365.1      $318.5       $280.9      $250.1
           Single Premium Deferred Annuities                    55.5        48.4         42.6        37.8
           All Other                                            36.1        32.1         28.8        26.1
           Current & Projected Payout Annuities                 53.4        46.5         41.0        36.5
                                                             -------     -------      -------     -------
       Subtotal Pre-Tax Existing Business                     $510.1      $445.5       $393.2      $350.4
                                                             -------     -------      -------     -------
       IMR Runoff                                              $28.3       $26.5        $24.9       $23.5
                                                             -------     -------      -------     -------
       Federal Income Taxes
           Base Federal Income Taxes @ 35%                   ($178.5)    ($155.9)     ($137.6)    ($122.6)
           DAC Tax                                               0.8         0.7          0.7         0.6
           Subtotal FIT                                      ($177.7)    ($155.2)     ($136.9)    ($122.0)
                                                             -------     -------      -------     -------
        EB Cost of Capital                                    ($85.9)    ($111.7)     ($132.3)    ($149.0)
                                                             -------     -------      -------     -------
       ABV plus Existing Business After-Tax Profit            $611.5      $541.9       $485.7      $439.7
                                                             -------     -------      -------     -------
  3)   Five Years New Business

           TSA Deferred Annuities                              $78.8       $60.3        $46.5       $36.1
           Bank Deferred Annuities                              12.8        10.8          9.2         7.9
           Single Premium Deferred Annuities                    46.9        37.9         30.9        25.5
           Payout Annuities                                      1.4         1.2          1.0         0.8
                                                             -------     -------      -------     -------
       Subtotal Five Years Pre-Tax New Business               $139.9      $110.2        $87.6       $70.4
                                                             -------     -------      -------     -------
       Unallocated Expense - Five Years, Pre-Tax              ($61.0)     ($57.9)      ($55.0)     ($52.4)
                                                             -------     -------      -------     -------
       Federal Income Taxes
           Base Federal Income Taxes @ 35%                    ($27.6)     ($18.3)      ($11.4)      ($6.3)
           DAC Tax                                              (1.1)       (1.2)        (1.2)       (1.3)
           Subtotal FIT                                       ($28.7)     ($19.5)      ($12.6)      ($7.6)
                                                             -------     -------      -------     -------
       FB Cost of Capital                                     ($41.4)     ($51.1)      ($57.3)     ($61.0)
                                                             -------     -------      -------     -------
       Future Business After-Tax Profit                         $8.8      ($18.4)      ($37.4)     ($50.7)
                                                             -------     -------      -------     -------
  4)   Total ABV, EB, Five Years of Production                $620.2      $523.6       $448.4      $389.0
                                                             =======     =======      =======     =======

                                    TABLE 1B
                              GREAT AMERICAN LIFE
                          SUMMARY OF ACTUARIAL VALUES
                            As OF SEPTEMBER 30, 1994
                                 (in millions)

                                                                                      Discount Rate of:
                                                                  ------------------------------------------------------
                                                                   10.0%            12.0%            14.0%        16.0%
                                                                  -------          -------          -------      -------
  1)   Adjusted Statutory Book Value (ABV)                         $336.8           $336.8           $336.8       $336.8
                                                                  -------          -------          -------      -------
  2)   Business Inforce as of  9/30/94
           TSA Deferred Annuities                                  $365.1           $318.5           $280.9       $250.1
           Single Premium Deferred Annuities                         55.5             48.4             42.6         37.8
           All Other                                                 36.1             32.1             28.8         26.1
           Current & Projected Payout Annuities                      53.4             46.5             41.0         36.5
                                                                  -------          -------          -------      -------
       Subtotal Pre-Tax Existing Business                          $510.1           $445.5           $393.2       $350.4
                                                                  -------          -------          -------      -------
       IMR Runoff                                                   $28.3            $26.5            $24.9        $23.5
                                                                  -------          -------          -------      -------
       Federal Income Taxes
           Base Federal Income Taxes @ 35%                        ($178.5)         ($155.9)         ($137.6)     ($122.6)
           DAC Tax                                                    0.8              0.7              0.7          0.6
           Subtotal FIT                                           ($177.7)         ($155.2)         ($136.9)     ($122.0)
       EB Cost of Capital                                          ($85.9)         ($111.7)         ($132.3)     ($149.0)
                                                                  -------          -------          -------      -------
       ABV plus Existing Business After-Tax Profit                 $611.5           $541.9           $485.7       $439.7
                                                                  -------          -------          -------      -------
  3)   Ten Years New Business
           TSA Deferred Annuities                                  $141.2           $104.0            $77.3        $58.0
           Bank Deferred Annuities                                   24.5             19.8             16.3         13.5
           Single Premium Deferred Annuities                         89.8             69.5             54.6         43.3
           Payout Annuities                                           2.5              2.0              1.6          1.4
                                                                  -------          -------          -------      -------
       Subtotal Ten Years Pre-Tax New Business                     $257.9           $195.3           $149.7       $116.2
                                                                  -------          -------          -------      -------
       Unallocated Expense - Ten Years, Pre-Tax                   ($102.0)          ($93.6)          ($86.1)      ($79.6)
                                                                  -------          -------          -------      -------
       Federal Income Taxes
           Base Federal Income Taxes @ 35%                         ($54.6)          ($35.6)          ($22.3)      ($12.8)
           DAC Tax                                                   (2.1)            (2.2)            (2.2)        (2.2)
           Subtotal FIT                                            ($56.7)          ($37.8)          ($24.5)      ($15.0)
                                                                  -------          -------          -------      -------
      FB Cost of Capital                                           ($59.5)          ($72.3)          ($79.6)      ($83.5)
                                                                  -------          -------          -------      -------
      Future Business After-Tax Profit                              $39.7            ($8.3)          ($40.5)      ($61.9)
                                                                  -------          -------          -------      -------
  4)  Total ABV, EB, Ten Years of Production                       $651.2           $533.6           $445.2       $377.8
                                                                  =======          =======          =======      =======

                                    TABLE 1C
                              GREAT AMERICAN LIFE
                          SUMMARY OF ACTUARIAL VALUES
                            AS OF SEPTEMBER 30, 1994
                                 (in millions)

                                                                                 Discount Rate of:
                                                                   -------------------------------------------------
                                                                    10.0%         12.0%         14.0%         16.0%
                                                                   -------       -------       -------       -------
  1)   Adjusted Statutory Book Value (ABV)                          $336.8        $336.8        $336.8        $336.8
                                                                   -------       -------       -------       -------
  2)   Business Inforce as of  9/30/94
           TSA Deferred Annuities                                   $365.1        $318.5        $280.9        $250.1
           Single Premium Deferred Annuities                          55.5          48.4          42.6          37.8
           All Other                                                  36.1          32.1          28.8          26.1
           Current & Projected Payout Annuities                       53.4          46.5          41.0          36.5
                                                                   -------       -------       -------       -------
       Subtotal Pre-Tax Existing Business                           $510.1        $445.5        $393.2        $350.4
                                                                   -------       -------       -------       -------
       IMR Runoff                                                    $28.3         $26.5         $24.9         $23.5
                                                                   -------       -------       -------       -------
       Federal Income Taxes
           Base Federal Income Taxes @ 35%                         ($178.5)      ($155.9)      ($137.6)      ($122.6)
           DAC Tax                                                     0.8           0.7           0.7           0.6
           Subtotal FIT                                            ($177.7)      ($155.2)      ($136.9)      ($122.0)
                                                                   -------       -------       -------       -------
       EB Cost of Capital                                           ($85.9)      ($111.7)      ($132.3)      ($149.0)
                                                                   -------       -------       -------       -------
       ABV plus Existing Business After-Tax Profit                  $611.5        $541.9        $485.7        $439.7
                                                                   -------       -------       -------       -------
  3)   Twenty Years New Business
           TSA Deferred Annuities                                   $229.9        $158.5        $111.3         $79.4
           Bank Deferred Annuities                                    44.9          33.6          25.7          20.1
           Single Premium Deferred Annuities                         164.5         117.8          86.3          64.6
           Payout Annuities                                            4.0           3.0           2.3           1.9
                                                                   -------       -------       -------       -------
       Subtotal Twenty Years Pre-Tax New Business                   $443.2        $312.9        $225.7        $165.9
                                                                   -------       -------       -------       -------
       Unallocated Expense - Twenty Years, Pre-Tax                 ($135.1)      ($119.1)      ($106.1)       ($95.2)
                                                                   -------       -------       -------       -------
       Federal Income Taxes
           Base Federal Income Taxes @ 35%                         ($107.9)       ($67.8)       ($41.9)       ($24.7)
           DAC Tax                                                    (3.9)         (3.7)         (3.5)         (3.2)
           Subtotal FIT                                            ($111.7)       ($71.5)       ($45.3)       ($28.0)
                                                                   -------       -------       -------       -------
       FB Cost of Capital                                           ($74.8)       ($90.2)       ($97.9)      ($100.8)
                                                                   -------       -------       -------       -------
       Future Business After-Tax Profit                             $121.7         $32.1        ($23.6)       ($58.0)
                                                                   -------       -------       -------       -------
  4)   Total ABV, EB, Twenty Years of Production                    $733.1        $574.0        $462.1        $381.6
                                                                   =======       =======       =======       =======

                                    TABLE 2
                              GREAT AMERICAN LIFE
                            AS OF SEPTEMBER 30, 1994
                                 (in millions)


TWENTY YEARS OF FUTURE ISSUES

STATUTORY INCOME PROJECTIONS               9/94        9/95        9/96        9/97        9/98
                                         --------    --------    --------    --------    --------
Existing Business
  TSA Deferred Annuities                                $40.9       $35.8       $35.6       $40.8
  Single Premium Deferred Annuities                       5.5         5.0         5.6         6.1
  All Other                                               5.2         4.6         4.7         4.6
  Current & Projected Payout Annuities                    5.6         5.7         5.8         5.9
                                         --------    --------    --------    --------    --------
Total Existing Business                                 $57.2       $51.2       $51.8       $57.4
                                         --------    --------    --------    --------    --------
Future Business
  TSA Deferred Annuities                                 $0.2       ($2.5)      ($2.7)      ($2.9)
  Bank Deferred Annuities                                (1.9)        1.3         2.4         2.7
  Single Premium Deferred Annuities                      (1.7)       (0.4)        0.9         2.4
  Payout Annuities                                        0.0         0.1         0.1         0.1
                                         --------    --------    --------    --------    --------
Total Future Business                                   ($3.3)      ($1.6)       $0.6        $2.3
                                         --------    --------    --------    --------    --------
Unallocated Expense                                     (14.4)      (15.6)      (16.5)      (17.0)
Interest on Surplus                                      28.0        28.1        28.2        28.4
IMR Amortization                                          7.4         6.7         5.8         4.9
                                         --------    --------    --------    --------    --------
Total Statutory Pre-Tax Profit                          $74.8       $68.8       $69.9       $75.9
                                         --------    --------    --------    --------    --------
Base Federal Income Taxes @ 35%                         (23.6)      (21.7)      (22.4)      (24.9)
DAC Tax                                                  (0.5)       (0.5)       (0.5)       (0.5)
                                         --------    --------    --------    --------    --------
Total Statutory After-Tax Profit                        $50.7       $46.5       $47.0       $50.6
                                         --------    --------    --------    --------    --------
Dividend Paid                                           $50.7       $46.5       $47.0       $49.8
                                         --------    --------    --------    --------    --------
RESERVES
  Business Inforce @ 9/30/94             $4,517.2    $4,574.5    $4,580.0    $4,550.7    $4,462.1
  Future Business                             0.0       298.5       648.1     1,050.0     1,503.5
  Existing IMR                               29.9        25.0        20.4        16.3        12.8
                                         --------    --------    --------    --------    --------
  Total Reserves                         $4,547.1    $4,898.0    $5,248.5    $5,617.0    $5,978.4
                                         --------    --------    --------    --------    --------
Capital & Surplus & AVR                    $336.8      $336.8      $336.8      $336.8      $337.5
RBC Ratio                                   245%        228%        217%        208%        200%
                                         --------    --------    --------    --------    --------

                                    TABLE 2
                              GREAT AMERICAN LIFE
                            AS OF SEPTEMBER 30, 1994
                                 (in millions)


TWENTY YEARS OF FUTURE ISSUES

STATUTORY INCOME PROJECTIONS               9/99        9/00        9/01        9/02        9/03        9/04
                                         --------    --------    --------    --------    --------    --------
Existing Business
  TSA Deferred Annuities                    $44.0       $46.1       $46.0       $46.2       $47.5       $42.3
  Single Premium Deferred Annuities           6.5         7.0         7.3         7.5         7.7         8.0
  All Other                                   4.4         4.4         4.5         4.3         4.2         4.1
  Current & Projected Payout Annuities        6.0         6.1         6.2         6.3         6.6         7.0
                                         --------    --------    --------    --------    --------    --------
Total Existing Business                     $61.0       $63.6       $64.0       $64.3       $66.1       $61.4
                                         --------    --------    --------    --------    --------    --------
Future Business
  TSA Deferred Annuities                    ($2.8)      ($0.8)       $3.9        $9.1       $14.8       $21.0
  Bank Deferred Annuities                     3.0         1.8         1.3         2.3         3.2         4.1
  Single Premium Deferred Annuities           4.0         5.5         7.1         8.9        11.2        13.7
  Payout Annuities                            0.2         0.2         0.3         0.3         0.4         0.4
                                         --------    --------    --------    --------    --------    --------
Total Future Business                        $4.4        $6.8       $12.7       $20.6       $29.5       $39.2
                                         --------    --------    --------    --------    --------    --------
Unallocated Expense                         (17.7)      (17.7)      (17.6)      (17.5)      (17.2)      (16.9)
Interest on Surplus                          28.6        30.1        31.5        33.7        35.9        38.3
IMR Amortization                              4.1         3.3         2.7         2.0         1.4         0.9
                                         --------    --------    --------    --------    --------    --------
Total Statutory Pre-Tax Profit              $80.3       $86.1       $93.2      $103.1      $115.7      $122.9
                                         --------    --------    --------    --------    --------    --------
Base Federal Income Taxes @ 35%             (26.7)      (29.0)      (31.7)      (35.4)      (40.0)      (42.7)
DAC Tax                                      (0.5)       (0.4)       (0.4)       (0.4)       (0.4)       (0.4)
                                         --------    --------    --------    --------    --------    --------
Total Statutory After-Tax Profit            $53.1       $56.7       $61.1       $67.3       $75.3       $79.8
                                         --------    --------    --------    --------    --------    --------
Dividend Paid                               $36.4       $39.8       $36.2       $40.6       $46.9       $48.0
                                         --------    --------    --------    --------    --------    --------
RESERVES
  Business Inforce @ 9/30/94             $4,364.6    $4,235.4    $4,097.0    $3,950.7    $3,795.9    $3,658.2
  Future Business                         2,008.6     2,566.4     3,156.7     3,788.7     4,461.6     5,177.1
  Existing IMR                                9.8         7.3         5.2         3.6         2.5         1.9
                                         --------    --------    --------    --------    --------    --------
  Total Reserves                         $6,383.0    $6,809.1    $7,259.0    $7,743.0    $8,260.0    $8,837.2
                                         --------    --------    --------    --------    --------    --------
Capital & Surplus & AVR                    $354.3      $371.2      $396.1      $422.7      $451.1      $482.9
RBC Ratio                                   200%        200%        200%        200%        200%        200%

                                    TABLE 2
                              GREAT AMERICAN LIFE
                            AS OF SEPTEMBER 30, 1994
                                 (in millions)

  -----------------------------------------------------------------------------------------------------------
  TWENTY YEARS OF FUTURE ISSUES
  -----------------------------------------------------------------------------------------------------------
  STATUTORY INCOME PROJECTIONS                     9/05         9/06          9/07        9/08        9/09
                                                 --------     --------      --------    --------     --------
  Existing Business
       TSA Deferred Annuities                       $47.9        $47.7         $46.5       $45.4        $46.1
       Single Premium Deferred Annuities              7.7          7.6           7.3         7.0          7.0
       All Other                                      3.9          3.8           3.6         3.4          3.2
       Current & Projected Payout Annuities           7.1          7.2           7.2         7.0          7.0
                                                 --------     --------      --------    --------     --------
  Total Existing Business                           $66.6        $66.3         $64.5       $62.8        $63.3
                                                 ========     ========      ========    ========     ========
  Future Business
       TSA Deferred Annuities                       $20.7        $23.3         $30.2       $36.2        $42.6
       Bank Deferred Annuities                        5.0          6.0           6.9         7.8          8.8
       Single Premium Deferred Annuities             16.4         19.4          22.6        26.2         30.1
       Payout Annuities                               0.5          0.6           0.6         0.7          0.8
                                                 --------     --------      --------    --------     --------
  Total Future Business                             $42.7        $49.2         $60.3       $70.9        $82.3
                                                 ========     ========      ========    ========     ========
  Unallocated Expense                               (16.4)       (15.9)        (15.4)      (14.8)       (14.1)
  Interest on Surplus                                41.0         43.9          47.0        50.7         54.7
  IMR Amortization                                    0.5          0.4           0.3         0.2          0.1
                                                 --------     --------      --------    --------     --------
  Total Statutory Pre-Tax Profit                   $134.4       $143.9        $156.7      $169.8       $186.3
                                                 ========     ========      ========    ========     ========
  Base Federal Income Taxes @ 35%                   (46.9)       (50.2)        (54.8)      (59.4)       (65.2)
  DAC Tax                                            (0.5)        (0.5)         (0.5)       (0.6)        (0.6)
                                                 --------     --------      --------    --------     --------
  Total Statutory After-Tax Profit                  $87.1        $93.2        $101.4      $109.9       $120.5
                                                 ========     ========      ========    ========     ========
  Dividend Paid                                     $53.2        $56.9         $57.7       $63.1        $70.8
                                                 ========     ========      ========    ========     ========
  RESERVES
    Business Inforce @ 9/30/94                   $3,512.9     $3,365.7      $3,220.8    $3,076.6     $2,929.2
    Future Business                               5,939.7      6,748.9       7,575.1     8,449.0      9,373.1
    Existing IMR                                      1.5          1.2           1.1         1.0          1.0
                                                 --------     --------      --------    --------     --------
    Total Reserves                               $9,454.1    $10,115.8     $10,797.0   $11,526.6    $12,303.3
                                                 ========     ========      ========    ========     ========
  Capital & Surplus & AVR                          $516.8       $553.1        $596.9      $643.6       $693.3
  RBC Ratio                                        200%         200%          200%        200%         200%
                                                 ========     ========      ========    ========     ========



                                    TABLE 2
                              GREAT AMERICAN LIFE
                            AS OF SEPTEMBER 30, 1994
                                 (in millions)

  ----------------------------------------------------------------------------------------------------------
  TWENTY YEARS OF FUTURE ISSUES
  ----------------------------------------------------------------------------------------------------------
  STATUTORY INCOME PROJECTIONS                     9/10         9/11        9/12        9/13         9/14
                                                ---------    ---------   ---------    ---------    ---------
  Existing Business
       TSA Deferred Annuities                       $45.6        $45.1       $44.0        $43.5        $43.1
       Single Premium Deferred Annuities              6.8          6.5         6.1          5.9          5.7
       All Other                                      3.1          3.1         2.9          2.7          2.5
       Current & Projected Payout Annuities           6.9          6.8         6.6          6.4          6.1
                                                ---------    ---------   ---------    ---------    ---------
  Total Existing Business                           $62.4        $61.5       $59.7        $58.5        $57.4
                                                =========    =========   =========    =========    =========
  Future Business
       TSA Deferred Annuities                       $49.6        $57.8       $66.4        $75.4        $84.8
       Bank Deferred Annuities                        9.8         10.9        12.0         13.1         14.3
       Single Premium Deferred Annuities             34.3         38.8        43.7         49.0         54.8
       Payout Annuities                               0.9          0.9         1.0          1.1          1.2
                                                ---------    ---------   ---------    ---------    ---------
  Total Future Business                             $94.6       $108.4      $123.0       $138.7       $155.1
                                                =========    =========   =========    =========    =========
  Unallocated Expense                               (13.3)       (12.4)      (11.5)       (10.4)        (9.2)
  Interest on Surplus                                58.9         63.4        68.2         73.3         78.7
  IMR Amortization                                    0.1          0.1         0.1          0.1          0.1
                                                ---------    ---------   ---------    ---------    ---------
  Total Statutory Pre-Tax Profit                   $202.7       $221.0      $239.6       $260.2       $282.2
  Base Federal Income Taxes @ 35%                   (70.9)       (77.3)      (83.8)       (91.0)       (98.7)
  DAC Tax                                            (0.7)        (0.7)       (0.8)        (0.9)        (0.9)
                                                ---------    ---------   ---------    ---------    ---------
  Total Statutory After-Tax Profit                 $131.1       $143.0      $155.0       $168.3       $182.5
                                                =========    =========   =========    =========    =========
  Dividend Paid                                     $78.2        $86.7       $95.3       $105.1       $115.6
                                                =========    =========   =========    =========    =========
  RESERVES
    Business Inforce @ 9/30/94                   $2,780.1     $2,629.9    $2,478.6     $2,325.9     $2,172.2
    Future Business                              10,350.6     11,383.8    12,475.5     13,626.5     14,839.9
    Existing IMR                                      1.0          0.9         0.9          0.8          0.7
                                                ---------    ---------   ---------    ---------    ---------
    Total Reserves                              $13,131.7    $14,014.6   $14,955.0    $15,953.1    $17,012.8
                                                =========    =========   =========    =========    =========
  Capital & Surplus & AVR                          $746.2       $802.4      $862.2       $925.4       $992.4
  RBC Ratio                                        200%         200%        200%         200%         200%
                                                =========    =========   =========    =========    =========

                                    Table 3
                              Great American Life
                            As of September 30, 1994
                                 (in millions)

Twenty Years of Future Issues


                   Pre-Tax
         Before Interest on Surplus                                                        Taxes
       -----------------------------                                   ---------------------------------------------
                                              Adjusted   Interest on                                     Interest on
         EB       FB     Unallocated    IMR     Book       Adjusted                       Unallocated       Target
Year   Profit   Profit     Expense     Amort   Value      Book Value     EB       FB        Expense         Surplus      Dividend
- ----   ------   ------   -----------   -----  --------   -----------   ------   ------    -----------    -----------     --------
9/94    $0.0     $0.0       $0.0       $0.0    $336.8       $0.0        $0.0     $0.0        $0.0           $0.0           $0.0
9/95    57.2     (3.3)     (14.4)       7.4     336.8       28.0       (19.9)     0.5         5.0           (9.8)          50.7
9/96    51.2     (1.6)     (15.6)       6.7     336.8       28.1       (17.8)    (0.1)        5.5           (9.8)          46.5
9/97    51.8      0.6      (16.5)       5.8     336.8       28.2       (18.0)    (0.9)        5.8           (9.9)          47.0
9/98    57.4      2.3      (17.0)       4.9     337.5       28.4       (19.9)    (1.4)        5.9           (9.9)          49.8
9/99    61.0      4.4      (17.7)       4.1     354.3       28.6       (21.2)    (2.1)        6.2          (10.0)          36.4
9/00    63.6      6.8      (17.7)       3.3     371.2       30.1       (22.1)    (2.9)        6.2          (10.5)          39.8
9/01    64.0     12.7      (17.6)       2.7     396.1       31.5       (22.3)    (5.0)        6.2          (11.0)          36.2
9/02    64.3     20.6      (17.5)       2.0     422.7       33.7       (22.4)    (7.7)        6.1          (11.8)          40.6
9/03    66.1     29.5      (17.2)       1.4     451.1       35.9       (23.1)   (10.8)        6.0          (12.6)          46.9
9/04    61.4     39.2      (16.9)       0.9     482.9       38.3       (21.5)   (14.2)        5.9          (13.4)          48.0
9/05    66.6     42.7      (16.4)       0.5     516.8       41.0       (23.3)   (15.4)        5.8          (14.4)          53.2
9/06    66.3     49.2      (15.9)       0.4     553.1       43.9       (23.2)   (17.7)        5.6          (15.4)          56.9
9/07    64.5     60.3      (15.4)       0.3     596.9       47.0       (22.6)   (21.6)        5.4          (16.5)          57.7
9/08    62.8     70.9      (14.8)       0.2     643.6       50.7       (22.0)   (25.4)        5.2          (17.8)          63.1
9/09    63.3     82.3      (14.1)       0.1     693.3       54.7       (22.1)   (29.4)        4.9          (19.1)          70.8
9/10    62.4     94.6      (13.3)       0.1     746.2       58.9       (21.8)   (33.8)        4.7          (20.6)          78.2
9/11    61.5    108.4      (12.4)       0.1     802.4       63.4       (21.5)   (38.7)        4.4          (22.2)          86.7
9/12    59.7    123.0      (11.5)       0.1     862.2       68.2       (20.9)   (43.9)        4.0          (23.9)          95.3
9/13    58.5    138.7      (10.4)       0.1     925.4       73.3       (20.5)   (49.4)        3.6          (25.6)         105.1
9/14    57.4    155.1       (9.2)       0.1     992.4       78.7       (20.1)   (55.2)        3.2          (27.5)         115.6


                                                                 After-Tax
                                                                Profit Years
Present Value @                    Dividend        Surplus      21 and Later       Total
- ---------------                    --------        -------      ------------       -----
                     10.00%         $447.6         $147.5          $138.1          $733.1
                     12.00%          384.3          102.9            86.8           574.0
                     14.00%          334.6           72.2            55.4           462.1
                     16.00%          294.9           51.0            35.7           381.6

DISCOUNT RATES

The actuarial values in Table 1 were developed using a range of discount rates from 10% to 16%. Table 1 illustrates the importance of the discount rate in the determination of value. The rates we have used here were provided to us by Furman Selz. M&R is available to prepare values at alternative discount rates as requested.

STATUTORY SURPLUS, COST OF REQUIRED CAPITAL AND RISK BASED CAPITAL

We have reflected the cost of capital directly in the actuarial values illustrated in Table 1. The cost of capital reflects the fact the statutory book values and future statutory profits are not necessarily immediately available to GALIC's parent but rather some level of capital must be retained within the operating company to support existing business and the going concern nature of GALIC, along with desired ratings from insurance industry rating agencies. That capital which is retained in GALIC will earn an investment rate of return (e.g., 7 - 9%) which is less than an investor's required rate of return (i.e., the discount rate) and hence there is a cost associated with the retention of capital within the operating company.

The cost of capital in Tables 1 reflect the retention of capital, surplus, and AVR at a level consistent with GALIC's current level, but in no event less than 200% of NAIC Risk Based Capital (RBC), or 400% of NAIC Authorized Control Level capital. At yearend 1993 GALIC's capital, surplus, and AVR was at 245% of RBC. As GALIC is projected to grow, capital must be retained at some point in the future to maintain a 200% RBC ratio.

The impact of holding more or less capital than what we have illustrated can be estimated from Table 1 where the cost of capital is shown separately.

ADJUSTED STATUTORY BOOK VALUE

Adjusted statutory book value was set equal to September 30, 1994 capital, surplus, and AVR which are shown in the table below:

                                           Capital                                      $2.5 million

                                           Surplus                                     253.0

                                           AVR                                          81.3

                                           Adjusted Statutory Book Value              $336.8 million


The amortization of and interest on the September 30, 1994 IMR of $29.9 million was included in existing business profits.

FEDERAL INCOME TAXES

It is our understanding that GALIC is part of American Financial Corporation's consolidated return. The values shown in this report reflect a 35% tax rate applied to statutory income. Tax reserves and statutory reserves are nearly identical. We also reflected DAC tax under the assumption that 75% of the Bank Product, 50% of the Single Premium products, and zero percent of the Flexible premium products are non- qualified. Given the relatively high proportion of qualified business in GALIC, the DAC tax impact is minor relative to most industry non- qualified annuity writers.

Taxes are very complex and the 35% tax rate used in this report does not necessarily reflect the tax consolidations with American Financial Corporation or any other special tax considerations associated with American Annuity Group, Inc., GALIC's immediate parent. Finally, the 35% does not reflect any special taxes, or tax savings which might be associated with a transaction. M&R is not expert in taxes. M&R is available to prepare values under different tax scenarios with GALIC.

FUTURE BUSINESS

Future business values reflect production amounts provided by GALIC. Those amounts are:

                             Flexible Premium TSA:    $45 million of annual premium growing 5% per year distributed
                                                               40% TSA 3
                                                               40% TSA 6
                                                               20% TSA 8

                             Single Sum TSA:          $105 million to TSA 6-SS growing 5% per year

                             Single Premium:          $105 million of SP7R/Plus 6 growing annually at 8%

                             Bank Product:            $85 million growing annually at 8%.


EXPENSES

Expenses reflect GALIC's budget. Certain expenses, based upon unit factors provided by GALIC, are built directly into the line of business projections. Remaining, unallocated, expenses are shown separately.

A detailed discussion of all actuarial assumptions is included in Section III. The results of sensitivity testing on those key assumptions is shown in Section IV.

                                  SECTION III
                   SUMMARY OF MODEL AND ACTUARIAL ASSUMPTIONS

IN FORCE

The projections are based upon September 30, 1994 inforce. The inforce, by model plan, is summarized in the table below:

                              GREAT AMERICAN LIFE
                           SEPTEMBER 31, 1994 INFORCE
                                 (IN MILLIONS)

                                                                Annuitization        Surrender         Statutory
                                         Product                    Value              Value            Reserve
                             TSA 1                                   $1,474             $1,406            $1,415
                             TSA 2                                    1,375              1,188             1,278
                             TSA 3                                       55                 55                55
                             TSA 4                                      361                316               328
                             TSA 5                                       39                 39                36
                             TSA 6                                       99                 93                97
                             SP 7                                        56                 53                52
                             SP 10                                      132                125               118
                             SP 7R/7R Plus 6                            466                410               426
                             SP 80                                      213                184               188
                             Bank Product                                 2                  2                 2
                             IRA                                        131                106               123
                             Flexible Premium                            46                 44                45
                             Deferred Compensation                       72                 66                69
                             AFC                                         30                 30                30

                             TOTAL DEFERRED ANNUITY                  $4,552             $4,119            $4,264

                             TOTAL IMMEDIATE ANNUITY                      -                  -              $253

Surrender Value in the above table is the lower tier value before application of any surrender charges. The aggregate surrender charge is approximately $40 million.

A more detailed summary of the model is included at the end of this Section.

DESCRIPTION OF PRODUCTS

The large majority of GALIC's inforce consists of 403(b) tax-sheltered deferred annuities (TSA), both single and flexible premium, sold to public school teachers. The products with the largest volume are designed with a two-tier structure. The lower-tier "surrender value" is the amount available for cash surrender before deduction of any surrender charges. The upper-tier "annuitization value" is available only as a life or period certain annuity purchased from GALIC, with certain minimum payout periods. A general description of each of the major products is given below:

         TSA 1: TSA 1 is a two-tier flexible premium tax qualified annuity, with both tiers receiving the same credited interest rate. The lower-tier surrender value reflects a 20% load on first year premium. Partial withdrawals are deducted dollar for dollar from both tiers. Annuitizations must take place over a minimum of five years, although 50% of the total premiums plus accumulated interest may be taken immediately.

         TSA 2: Like TSA I, TSA 2 is a flexible premium tax-qualified annuity with a two-tier structure. The two tiers are credited interest at different rates that are currently 2.5% apart on new premium and 2.0% apart on old premium (i.e., premium received at least one year past). It is expected that the lower-tier rate will move up halfway to the upper-tier rate beginning in contract year eleven. This is not guaranteed, but is reflected in our projections.

         The 20% first-year load is returned, without interest, equally over contract years five through fourteen as long as the surrender value is at least three times first year premium. This return of load is reflected in our projections on all policies. Partial withdrawals from the surrender value are deducted proportionally (i.e., same percentage) from the annuitization value. Annuitizations require a minimum payout of three years.

         A lump sum premium provision (primarily to accommodate policy rollovers) on TSA 2 is written on a separate policy form. This is TSA 2 - Single Sum.

         TSA 3: This product is a flexible premium, tax-qualified annuity with a single-tier fund structure. There are no front loads. A surrender charge of 5% in year one declining linearly to 0% in year 6 is assessed on surrender. Annuitizations must be taken over a minimum of five years.

         TSA 4: TSA 4 is a flexible premium, tax qualified annuity with a two-tier fund structure. The two-tiers receive different credited rates, currently at a 2.5% spread on new premium and a 2.0% spread on old premium. First-year premiums and any premium increases are subject to a 20% load. Partial withdrawals are in general deducted proportionally from the annuitization fund, but proportionality does not apply to amounts under 10% of surrender value withdrawn after the age of 59 1/2. A five-year minimum payout is required at annuitization.

         TSA 5: Like TSA 3, this product is a single-tier, flexible premium, tax-qualified annuity. There are no front loads. A 3% bonus applies to all first-year premium. Surrender charges vary by issue age, from 19% at issue ages below 49 to 13% at issue ages above 54 in the first year, and grade off over fourteen years (thirteen at ages above 54). Annuitizations receive the full account value, without surrender charge, if annuitization occurs in contract year six or later and is taken over at least five years.

         TSA 6: TSA 6 is a two-tier flexible premium tax qualified annuity. A load equal to 30% of first year premium is deducted from annuitization value (upper-tier) to obtain surrender value (lower-tier). Both tiers then accumulate at the same interest rate and both tiers receive an annual bonus equal to 1% of premium paid in that year. On the tenth anniversary the upper-tier and lower-tier values are set equal. If the renewal premiums during the ten years are not equal to at least four times the first year premium then the upper-tier value is reduced to the lower-tier value. If the renewal premiums are at least equal to seven times the first year premium then both the upper-tier and lower-tier values are set equal to 103% of upper-tier. In all other instances the lower-tier is set equal to the upper-tier value.

         Our model reflects the lower-tier value set equal to the upper-tier value in year ten, based upon Company expectations of bonuses to be paid.

         TSA 6 - SINGLE SUM: This product is the lump sum premium counterpart to TSA 6. The product is two-tiered with the upper-tier equal to the lower-tier until the end of the fifth year at which time the upper-tier is increased by 15%. At the end of year 12, the lower-tier is also increased by 15% so that the upper-tier and lower-tier are equal thereafter.

         A surrender charge, deducted from the lower-tier, applies for twelve years. The surrender charge is initially 12% of lower-tier grading uniformly to 0% over the surrender charge period.

         TSA 8: This is a single-tier flexible premium tax qualified annuity with a 15 year surrender charge and a bonus of 1% of account value applied on anniversaries in years ten through fourteen.

         BANK PRODUCT: This is a flexible premium annuity designed to be sold primarily as a "vanilla" single premium annuity through financial institutions. The product has a surrender charge of 7%, 7%, 7%, 6%, 5%, 4%, 0%. A 1% premium bonus applies in the first year. The product has a return of premium guarantee.

         SINGLE PREMIUM PRODUCTS: GALIC's single premium products are available for both tax-qualified and non-qualified money; the majority is qualified. The products all have a two-tier structure, with differing credited rates. The contract holder is allowed to elect a 0%, 1%, or 2% spread between upper- and lower-tier credited rates. At the 0% spread, the product become single-tier. The spread is not guaranteed by contract. The bulk of the inforce is currently at a 2% spread. The products have no front-end load. Most of the single premium contracts have varying surrender charge scales which apply both to the lower-tier fund on surrender and the upper-tier fund on annuitization. Partial withdrawals are deducted proportionally from the annuitization fund. Annuitization must be paid out over at least five years. There are four major single premium products.

         a.      SP7:     The surrender charge scale begins at 7% and grades
                 linearly to 0% at duration eight.

         b.      SP10:    The surrender charge scale begins at 10% and grades
                 linearly to 0% at duration eleven. Initial credited rates are guaranteed through the calendar year following year of issue.

         c. SP7R AND SP7R PLUS 6: The surrender charge scale, like SP7, begins at 7% and runs off over seven years. On the SP7R a replenishment bonus to the account value applies to new premium to replace any surrender charges lost, up to 15% of premium, on moving the fund from another carrier. The SP7R Plus 6 contract gives a flat 6% bonus to all new premium.

         d.      SP80:    The surrender charge scale begins at 7% and grades
                 off linearly to 0% at duration eight. A bailout threshold of 1.25% below initial credited rates applies, and has largely been pierced but could be re-implemented if credited rates rise. Spreads between upper- and lower-tier credited rates on SP80 are set by the company. Annuitizations must be paid out over at least ten years.

         FLEX PRODUCTS: This series of products (1, 2, 3, 4, 5, and 6) is designed as non-qualified flexible premium deferred annuities. The largest inforce product is Flex 4, which has the product features of TSA 1 but with a 35% first-year load.

         INDIVIDUAL RETIREMENT ANNUITIES: GALIC offers a flexible premium IRA, along with a single premium IRA designed as a companion product for lump-sum deposits. Both products are comparable to GALIC's TSA 2 Series (flexible premium and single sum, respectively).

         DEFERRED COMPENSATION PRODUCTS:   These are flexible premium
         annuities for non-qualified money deposits as deferred compensation. Of the largest inforce plans, 533, and 633, the first is essentially identical to TSA 1 and the second to TSA 2.

         AFC: This flexible premium deferred annuity is designed for employees of the parent American Financial Corporation. It is a no-load, no-surrender charge, single-tier contract.

         IMMEDIATE ANNUITIES: GALIC offers a wide range of settlement options of the standard varieties: certain period only, life only, life with certain period, and various joint-life selections. The credited rates implicit in the settlement option increase with the expected duration of the contract. On minimum pay-out periods (generally 5 years, but 3 years on the TSA 2 contract) GALIC credits the guaranteed interest rate, generally 4%. On lifetime payouts a more current rate is applied. Our model reflects settlement options as a period certain (for the minimum number of years allowed by the contract). This reflects the majority of annuitization elections.

ASSETS

The earned rates in our existing business projection reflect the actual asset portfolio in GALIC as of September 30, 1994 along with an assumption as to reinvestment rates on any positive cash flow. The base projections reflect a constant Treasury yield curve equal to the November 14, 1994 curve. That curve is:

                                        Treasury Yield Curve
                                          November 14, 1994
                   Maturity                  Nominal Rate
                   --------             --------------------
                    3 month                      5.38%
                    6 month                      5.91
                    1 year                       6.49
                    2 year                       7.03
                    3 year                       7.38
                    5 year                       7.66
                   10 year                       7.94
                   30 year                       8.10



Modelled assets were set equal to modelled liabilities. Modelled assets include:

                                      Book Value         Market Value
                                      ----------         ------------
              Bonds                    $3,154.8            $3,029.7
              CMOs                      1,183.2             1,124.3
              Policy Loans                179.2               179.2
                                       --------            --------
                                       $4,517.2            $4,333.2
                                       ========            ========



The CMOs represent GALIC's CMOs for which we could obtain projected cash flows from the GAT Precision System. These cash flows implied a yield of approximately 8% on the statutory book value under a level interest rate scenario. GALIC's bond portfolio had a nominal book yield at September 30, 1994 of approximately 7.9%.

We allocated certain assets, which we did not model, to capital, surplus, AVR, IMR, and the miscellaneous non-modelled liabilities. These assets are:

         Preferred Stock                                      $7.1 million
         Common Stock                                         51.0
         CMOs                                                158.5
         Mortgages                                            55.6
         Real Estate                                          20.9
         Cash and Short Term                                  37.1
         Other Invested Assets                                 1.1
         Other Non-Invested Assets                             6.9
         Prorata Portion of Modelled Assets                  109.9
                                                            --------------
                                                            $448.1 million
                                                            ==============



These assets were allocated to:

         Capital and Surplus                                   $255.5
         AVR                                                     81.3
         IMR                                                     29.9
         Non-modelled Policyholder Liabilities                   45.9
         Other Liabilities                                       35.5
                                                               ------
                                                               $448.1
                                                               ======


The non-modelled CMOs were those for which we were unable to obtain cash flow information.

The book value, market value relationship on the non-modelled CMOs at September 30, 1994 was:


                     Book Value       $158.5 million

                     Market Value     $144.0 million


based upon information provided to us by GALIC. For purposes of calculating investment income on capital, surplus, AVR, and IMR, we applied a new money rate to the CMO market value. The mortgages and real estate had a statutory book yield of approximately 9% at September 30, 1994 based upon information provided by GALIC. Preferred stock, common stock, short term, and other assets were assumed to yield the net new money rate of 8.5% into the future.

This resulted in a composite assumed interest rate for assets backing capital, surplus, AVR, and IMR of:

                                                                                     Amount        Yield
                                                                                     ------        -----
                                      Non-modelled CMOs                               144.0         8.5
                                      Mortgages and Real Estate                        76.5         9.0
                                      Modelled Bonds and CMOs                         109.9         7.9
                                      Other                                           103.2         8.5
                                      Mark to Market on CMOs                           14.5           0
                                                                                     ------         ---
                                                                                     $448.1         8.2%
                                                                                     ======         ===


This rate was graded to the assumed new money rate of 8.5% over five years.


New money, to the extent of positive cash flow, was invested based upon the following strategy provided by GALIC:

                                   Percentage Allocation              Quality              Spread to Treasury
                                   ---------------------              -------              ------------------
                                            50%                 NAIC 1                            65 bp
                                            10                  NAIC 2                           125 bp
                                            25                  MBSs                             105 bp
                                             5                  NAIC 5                           350 bp
                                            10                  Mortgage Real Estate             250 bp



                                                Percentage Allocation              Maturity
                                                ---------------------              --------
                                                         10%                        5 years
                                                         30                         7 years
                                                         60                        10 years



This produced a net annual effective new money rate of 8.5% net of 10 bp of investment expense and assumed default cost.

To fund any negative cash flow, bonds were liquidated at the then assumed market value picking bonds to minimize capital losses, maximize capital gains.

Annual default costs were provided to us by GALIC's investment department and are based upon default costs in the Altman study covering the period 1971-1993. The default costs used in this analysis are:

                                                    NAIC Category           Annual Default Cost
                                                    -------------           -------------------
                                                        Exempt                       .4 bp
                                                          1                           7
                                                          2                          29
                                                          3                         111
                                                          4                         335
                                                          5                         650



All future business was modelled using a constant net earned rate.

CREDITED INTEREST RATES

GALIC credited interest rates are declared from time to time. Each premium, as it is received, is credited a declared rate of interest. Although interest rates, once declared, are not guaranteed for any specific period of time it has been company practice to keep the interest rate credited to each premium in place for generally a period of approximately one year. At the end of the initial interest crediting period, that rate of interest is changed to the rate applied to all premium received approximately one year prior and before. For example, as of today all premium received prior to March 1, 1993 receives the same rate while premium received subsequent to that date is being credited a rate which varies by time period received.

The base projections reflect the current credited rates held constant for six months at which time rates are adjusted to maintain GALIC's target spread. That spread is generally 200 basis points but exceeds 200 bp on certain products, primarily those that provide significant bonuses. On two-tier products with a dual crediting rate (higher rate applying to annuitization value; lower rate applying to surrender value), the credited rate referred to (and the one on which spread is based) is the average of the lower tier and upper tier credited rates.

The actual credited rates in place at September 30, 1994 along with the target spreads are summarized in the table below.

                                         September 30, 1994             Approximate             Target        Two-Tier
                        Product          Statutory Reserve         Average Credited Rate        Spread         Rate?
                        -------          ------------------        ---------------------        ------        --------
                     TSA 1                $1,415 million                   5.30%                200 bp        No
                     TSA 2                         1,278                   5.35                 200           Yes1
                     TSA 3                            55                   5.30                 200           No
                     TSA 4                           328                   5.45                 200           Yes2
                     TSA 5                            36                   5.80                 200           No3
                     TSA 6                            27                   6.00                 200           No4
                     TSA 6-SS                         71                   6.00                 250           No5
                     TSA 8                             -                    N/A                 200           No
                     SP Products                     786                   5.25                 225           Yes6
                     IRA                             123                   4.75                 250           Yes7
                     Flex                             45                   4.25                 300           No
                     Deferred Comp.                   69                   5.30                 200           No/Yes8
                     AFC                              30                   6.25                 200           No
                                                  ------                   ----                 ------
                     Total                        $4,264                   5.32%                208 bp
                                                  ======                   ====                 ======

Guaranteed rates are generally 4% on inforce business and 3% on new sales.



                 ________________________

                 1      +100 bp on AV; - 100 bp on SV.

                 2      Same as (1) except no adjustment to SV in policy year
                        11-on.

                 3      3% bonus on first policy year premium.

                 4      1% bonus on all premium.

                 5      15% bonus paid end of year 5.

                 6 Products sold with either 0, 100 bp, or 200 bp spread between AV and SV. Majority of business sold with 200 bp spread, i.e., + 100 bp on AV; - 100 bp on SV.

                 7      Same as (1).

                 8      Two separate products like TSA 1 and TSA 2 respectively.

As of September 30, 1994, it appeared that GALIC was achieving a spread of approximately 20 bp above its composite target after provision for investment expense and default cost.

Credited rates on new business reflect net earned rate minus target spread.

We also performed certain sensitivity testing as to changes in the external interest rate environment, the results of which are summarized in Section IV. In that sensitivity testing, a crediting strategy was modelled which was dependent upon the change in external interest rates. Specifically, the crediting strategy was to again credit the net portfolio rate minus the target spread but:

         a)      never credit more than the market rate;

         b)      never credit less than 200 basis points under the market rate.

The market rate was defined as the five year treasury rate minus 50 bp.

POLICY SURRENDER RATES

The base projections reflect policy surrender rates which were developed based upon GALIC's experience through September 1994, and our knowledge of industry experience on similar products. Those surrender rates are summarized in the table below.

  TSA 1:                           7% through attained age 62 grading up 1% per attained age with 15% at attained age 70 and beyond.

  TSA 2, 3, 4, 5, 8:               3% through attained age 62 grading up 1% per attained age with 10% at attained age 69 and 15% at attained age 70 and beyond.

  TSA 6:                           Same as TSA 2 but with additional 10% surrender at the end of the tenth policy year when surrender value is set equal to annuitization value.

  TSA 6 - Single Sum:              Same as TSA 6 but with the additional surrender rate at the end of policy year 13 (when surrender charge expires).  Additional surrender rate, at that time, equal to 25%.

  Single Premium Products:         5% through attained age 65
                                   6% at attained age 66
                                   7% at attained age 67
                                   8% at attained age 68
                                   9% at attained age 69
                                   15% at attained age 70-on

  Bank Product:                    5% during surrender charge period, 25% at end of surrender charge, 15%
                                   thereafter
  Deferred Compensation:           10% through attained age 65; 15% thereafter

  AFC and Flex:                    15% through attained age 65; 20% thereafter

  IRA:                             5% through attained age 65; 15% thereafter.

The base lapse rates above were adjusted to reflect the relationship of credited rate (cr) to market rate (mr). This adjustment is most important in the interest sensitivity testing summarized in Section 4. The adjustment took the form of:

                                               2
                           A * (mr - cr - sc/4),  where


                 A        = 2 in policy year one grading to 1 in policy year
                            ten and later and is designed to reflect the "seasoning" of the business.

                 cr       = mean tier crediting rate.

                 mr       = market rate defined, to be consistent with GALIC's
                            current new money rate, as five year Treasury minus 94 bp.

                 sc       = "surrender charge" defined as one minus the ratio
                            of cash surrender value over annuitization value.

Annuitization rates were modelled in addition to the surrender rates.

POLICY ANNUITIZATION RATES

Annuitizations were all modelled as going to the shortest payout period at the guaranteed interest rate (generally 4%). Over 80% of annuitization during the past three years have taken this option.

Annuitization rates (i.e., percentage of active policyholders annuitizing) are assumed to be:

         TSA 2:
                 2% through attained age 62
                 3% at attained age 63
                 4% at attained age 64
                 5% at attained age 65-on

         Single Premium Products:
                 3% through attained age 62
                 4% at attained age 63
                 5% at attained age 65-on

         All Other Products:
                 1% through attained age 60
                 2% at attained age 61
                 3% at attained age 62
                 4% at attained age 63
                 5% at attained age 64
                 5% at attained age 65-on

Base annuitization rates, like surrender rates, were adjusted to reflect the relationship between market rates and GALIC policy credited rates. Just as we might expect increased surrenders if market rates exceeded GALIC credited rates (i.e., in a rising interest rate environment) it is also reasonable to expect increased annuitization rates. The additional annuitizations are expressed as a formula:

                                            2
                         A * (mr - cr - sc/4 , where


                 A        = 2 in policy year one grading to 1 in policy year
                            ten and later and is designed to reflect the seasoning of the business.

                 CR       = mean tier crediting rate.

                 MR       = market rate defined, defined to be consistent with
                            GALIC's current new money rate, as five year
                            Treasury minus 94 bp.

                 SC       = "surrender charge" defined as  the economic loss
                            the policyholder incurs upon annuitization due to the 4% implied credited rate. That loss is approximated as:

                                     (mr - .04) x 3 on TSA 2 (3 year payout)
                                     (mr - .04) x 5 on All Other (5 year payout)


PREMIUM

The starting premium in the projections on existing business flexible premium products is based upon the prior twelve months collected premium (double for duration one business given the monthly nature of premium payments). Premium suspensions (net of premium increases) is projected at 35% in policy year 1, 13% per year thereafter up through attained age 60, 25% at attained ages 61 - 64, and 100% at attained age 65. We projected premium suspensions on a net basis, i.e., net of premium increases. Although premium increases are generally paid a first year commission, there is also generally a first year load or new surrender charge associated with that premium. Projecting premiums on a net basis has the implicit assumption that first year commissions are offset by first year loads or additional surrender charges.

STATUTORY RESERVES

The initial statutory reserves are based upon the actual reported amounts at September 30, 1994 as provided to us by GALIC. Subsequent statutory reserves on most products are set equal to the greater of:

                 1)       cash surrender value, and;

                 2)       annuitization value multiplied by a factor.

The factor applied to the annuitization value is expressed as [UNFORMATTABLE ARITHMETIC FORMULA] where n is the shortest payout period allowed under the contract, j is the corresponding implicit guaranteed credited rate for that contract (the purchase rate), and i is the valuation rate for the settlement option of that contract at the date of issue of the base contract. This methodology is consistent with GALIC's current reserving practice. A summary of the resulting reserve factors which are applied to annuitization value are summarized in the table below:

                                     Year of Issue            SP80           TSA 2,  IRA       All Other (1)
                                     -------------            ----           -----------       -------------
                                      1975 - 1980             .925              .972               .955
                                          1981                .762              .902               .847
                                          1982                .721              .881               .817
                                      1983 - 1984             .769              .905               .851
                                          1985                .775              .908               .856
                                          1986                .822              .929               .888
                                          1987                .859              .945               .913
                                      1988 - 1989             .837              .935               .898
                                      1990 - 1991             .851              .942               .908
                                          1992                .867              .948               .918
                                          1993                .891              .958               .933
                                          1994                .871              .951               .922



                          (1)      excluding TSA 6 - Single Sum, Bank Product,
                                   TSA 8

For TSA 6- Single Sum reserves equal annuitization value. The Bank Product reserves are CARVM, but not less than premium due to the return of premium guarantee. The TSA 8 product reserves were modelled as CARVM.

Reserves on annuitized policies are equal to the present value of future benefits at the valuation interest rate and mortality table. The valuation mortality table is generally the 1983 IAM Table, although we only reflected an interest rate in that all annuitizations were modelled as a period certain.

MORTALITY

Mortality on the deferred annuity business is based upon 50% 1975 - 80 ultimate table, male/female combined.

EXPENSES

The projections include unit expenses which are based upon GALIC's original pricing assumptions. Those unit expenses are:

                                                                                               Policy Year
                                                                                         -----------------------
                                           Unit Base/Product                             First Year      Renewal
                                           -----------------                             ----------      -------
                              Percent Premium
                                       Non-qualified Flex Annuities                         12.0%         10.2%
                                       AFC                                                   5.0             4
                                       TSA, IRA, Def Comp.                                   4.6             4

                              Percent Fund
                                       IRA, TSA 2/Single Sum                                 .45%          .35%
                                       Single Premium Products                               .50           .40
                                       SPIA                                                  .25           .25


The percent of premium expenses were inflated annually at 3%. The unit expenses result in a projected expense level which is less than GALIC's current budget of $30.1 million for the annuity line. We included an additional expense equal to the difference between GALIC's budgeted expense and the projected expense based upon GALIC pricing unit expenses.

Total expenses, based upon GALIC's total budget less $1.4 million of expenses allocated to the life insurance line of business are projected as:

                                                  Projection Year        Total Expense
                                                  ---------------        -------------
                                                         1               $30.1 million
                                                         2                31.7
                                                         3                33.4
                                                         4                34.9
                                                         5                37.0
                                                         6-on             + 4%


The number of years of unallocated expenses included in the values in Section II is consistent with the number of years of new business production.

COMMISSIONS

Commission rates (reflecting payment at all levels of agent) are summarized in the table below.
         TSA 1

                                            Issue Age         Year 1        Year 2 - 5         Year 6+
                                            ---------         ------        ----------         -------
                                              0 - 50             15%              3%               6%
                                             51 - 55             13               3                6
                                             56 - 60             10               3                6
                                              61 +                7               3                6



         TSA 2


                                            Issue Age         Year 1        Year 2 - 5         Year 6+
                                            ---------         ------        ----------         -------
                                              0 - 52             22%              3%               6%
                                             53 - 57             15               3                6
                                              58+                10               3                6



         TSA 3

                                            Issue Age         Year 1        Year 2 - 5         Year 6+
                                            ---------         ------        ----------         -------
                                             0 - 47              10%              2%               4%
                                            48 - 52               8               2                4
                                              53+                 5               2                4

         TSA 4

                                                    Issue Age         Year 1         Year 2 +
                                                    ---------         ------         --------
                                                      0 - 52             22%              4%
                                                     53 - 57             15               4
                                                       58+               10               4



         TSA 5

                                            Issue Age         Year 1          Year 2           Year 3+
                                            ---------         ------          ------           -------
                                              0 - 52             20%              8%               3%
                                             53 - 57             12               6              2.5
                                              58+                 8               4                2



         TSA 6

                                                Issue Age         First Year        Renewal Years
                                                ---------         ----------        -------------
                                                  0 - 52                 25%                 3%
                                                 53 - 57                 14                2.5
                                                  58-on                   9                  2




         TSA 6 - Single Sum        7.5%

         TSA 8


                                                Issue Age           First Year       Renewal Years
                                                ---------           ----------       -------------
                                                 18 - 55                 14.5%               7%
                                                   56+                     10                5



         Bank Product                              6.25% premium
                                                   .20% of fund years 2 - on.

         SP80                                      5% of single premium

         SP7                                       7% of single premium

         SP10                                      9% of single premium

         SP7R/7R Plus 6                            7% of single premium (issue ages through 52)
                                                   6% of single premium (issue ages 53-57)
                                                   5% of single premium (issue ages 58-62)
                                                   3% of single premium (issue ages 63 and older)
         IRA, Flex, Deferred Compensation          Same as comparable TSA plan.
         AFC                                       Not applicable
         Annuitizations                            2%

Commissions on the flexible premium business (which is primarily monthly premium) are annualized with the agent receiving approximately 50% of the annualized commission at the time the policy is sold.

POLICY LOANS

Policy loans totalled $179 million at September 1994. The rate credited to policyholders on loans is generally 4% with the rate charged policy loans being 6% resulting in a net spread of 2%. New loans are being charged a 300 bp spread.

Policy loans are modelled as a constant percentage of statutory reserves on existing business.

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

                         GALIC             M & R                               Annuitization     Surrender       Statutory
                          Plan           Plan Code     Duration     Count          Value           Value          Reserve
                    ---------------      ---------     --------     ------     -------------     ---------     -----------
                          AFC                  1           1            66           909               909           909
                          AFC                  1           2            76           968               968           968
                          AFC                  1           3           119         1,040             1,040         1,040
                          AFC                  1           4           189         3,289             3,289         3,289
                          AFC                  1           5           104         1,693             1,693         1,693
                          AFC                  1           6            98         1,540             1,540         1,540
                          AFC                  1           7            85         1,466             1,466         1,466
                          AFC                  1           8           217         9,646             9,646         9,646
                          AFC                  1           9            72         1,582             1,582         1,582
                          AFC                  1          10            46         1,047             1,047         1,047
                          AFC                  1          11            44           851               851           851
                          AFC                  1          12            48         1,573             1,573         1,573
                          AFC                  1          13           111         4,738             4,738         4,738
                                                                    ------     ---------         ---------     ---------
                    Total  AFC                                       1,275        30,343            30,343        30,343
                                                                    ------     ---------         ---------     ---------
                         TSA  I             1030           1         2,100        57,819            53,407        53,349
                         TSA  I             1030           2           728        17,731            16,409        16,724
                         TSA  I             1030           3           758        20,548            18,848        19,146
                         TSA  I             1030           4           871        22,821            21,222        21,435
                         TSA  I             1030           5           724        18,682            17,242        17,421
                         TSA  I             1030           6           650        17,373            16,513        16,578
                         TSA  I             1030           7           883        18,963            17,975        18,096
                         TSA  I             1030           8         1,553        30,543            29,017        29,242
                         TSA  I             1030           9         2,831        63,120            60,025        60,393
                         TSA  I             1030          10         3,423        91,149            86,718        87,121
                         TSA  I             1030          11         4,786       134,230           127,790       128,415
                         TSA  I             1030          12         5,893       191,615           182,319       183,199
                         TSA  I             1030          13         5,536       225,351           215,293       216,262
                         TSA  I             1030          14         3,673       163,568           156,925       158,024
                         TSA  I             1030          15         3,420       162,568           156,311       157,838
                         TSA  I             1030          16         2,131       113,210           109,495       110,272
                         TSA  I             1030          17         1,602        83,104            80,233        81,064
                         TSA  I             1030          18           792        40,497            39,013        39,592
                         TSA  I             1030          19            25         1,201             1,156         1,173
                                                                    ------     ---------         ---------     ---------
                     Total  TSA  I                                  42,379     1,474,094         1,405,913     1,415,344
                                                                    ------     ---------         ---------     ---------
                        TSA  II             2630           1         1,778         2,066             1,646         1,979
                        TSA  II             2630           2         2,398         8,240             6,974         7,854
                        TSA  II             2630           3         3,652        24,142            21,311        22,797
                        TSA  II             2630           4         6,575        65,320            58,335        61,569
                        TSA  II             2630           5         7,475       102,193            91,147        96,093
                        TSA  II             2630           6         7,970       137,437           121,386       128,556
                        TSA  II             2630           7        11,921       234,421           205,244       220,015
                        TSA  II             2630           8         8,043       201,156           174,557       189,224
                        TSA  II             2630           9         8,575       248,814           211,073       229,459
                        TSA  II             2630          10         6,383       238,536           199,925       216,635
                        TSA  II             2630          11           254        15,515            12,805        14,052
                        TSA  II             2630          12             1            45                44            44
                        TSA  II             2630          13             2           150               139           148
                        TSA  II             2630          14             3           137               131           131
                        TSA  II             2630          16             1            67                64            64
                                                                    ------     ---------         ---------     ---------
                    Total  TSA  II                                  65,031     1,278,239         1,104,779     1,188,618
                                                                    ======     =========         =========     =========

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

         GALIC              M & R                              Annuitization    Surrender    Statutory
         Plan             Plan Code      Duration     Count        Value          Value       Reserve
         -----            ---------      --------     -----    -------------    ---------    ---------
     TSA  II/S.P.            2632            1           30           856            845          845
     TSA  II/S.P.            2632            2           24           388            361          373
     TSA  II/S.P.            2632            3           35           469            437          444
     TSA  II/S.P.            2632            4          182         4,283          3,981        4,038
     TSA  II/S.P.            2632            5          367         8,740          7,985        8,209
     TSA  II/S.P.            2632            6          563        14,733         13,204       13,776
     TSA  II/S.P.            2632            7          600        14,452         12,702       13,540
     TSA  II/S.P.            2632            8          362         9,382          7,989        8,837
     TSA  II/S.P.            2632            9          653        18,633         15,548       17,180
     TSA  II/S.P.            2632           10          734        23,184         18,899       21,060
     TSA  II/S.P.            2632           11            4           138            117          125
     TSA  II/S.P.            2632           12            9           410            338          366
     TSA  II/S.P.            2632           13            7           338            302          309
     TSA  II/S.P.            2632           14            6           292            244          266
     TSA  II/S.P.            2632           15            3           125            105          122
                                                     ------       -------        -------      -------
  Total TSA II/S.P.                                   3,579        96,422         83,055       89,491
                                                     ------       -------        -------      -------
       TSA  III              3730            1        1,085         2,775          2,775        2,775
       TSA  III              3730            2        1,723         8,481          8,475        8,479
       TSA  III              3730            3        1,340        11,622         11,622       11,622
       TSA  III              3730            4        1,034        12,805         12,805       12,805
       TSA  III              3730            5          660         9,229          9,229        9,229
       TSA  III              3730            6          526         8,630          8,629        8,629
       TSA  III              3730            7          106         1,634          1,634        1,634
                                                     ------       -------        -------      -------
     Total TSA III                                    6,474        55,176         55,169       55,173
                                                     ------       -------        -------      -------
        TSA  IV              4640            1        1,938         3,135          2,504        2,918
        TSA  IV              4640            2        3,084        11,865         10,000       10,999
        TSA  IV              4640            3        6,454        39,313         34,284       35,969
        TSA  IV              4640            4        9,950        94,252         83,010       85,721
        TSA  IV              4640            5        9,792       128,989        113,437      116,939
        TSA  IV              4640            6        5,474        83,104         72,617       74,817
        TSA  IV              4640            7            3            77             69           69
        TSA  IV              4640            9            1            12             12           12
        TSA  IV              4640           11            1            48             45           45
        TSA  IV              4640           12            1            59             57           57
        TSA  IV              4640           13            3           211            205          205
        TSA  IV              4640           16            2           121            117          117
                                                     ------       -------        -------      -------
     Total TSA IV                                    36,703       361,187        316,357      327,868
                                                     ------       -------        -------      -------
        TSA  V               5750            1        1,575         3,743          3,743        3,508
        TSA  V               5750            2        2,201        10,335         10,335        9,586
        TSA  V               5750            3        2,627        20,762         20,762       18,991
        TSA  V               5750            4          404         4,136          4,136        3,756
                                                     ------       -------        -------      -------
     Total  TSA  V                                    6,807        38,976         38,976       35,840
                                                     ======       =======        =======      =======

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

         GALIC               M & R                                 Annuitization       Surrender       Statutory
         Plan              Plan Code    Duration       Count           Value             Value          Reserve
         -----             ---------    --------       -----       -------------       ---------       ---------
        TSA  VI               6780         1            6,165           7,432             5,235           6,979
        TSA  VI               6780         2            5,711          19,470            15,253          18,083
        TSA  VI               6780         3              317           1,661             1,373           1,525
                                                       ------          ------            ------          ------
  Total  TSA  VI                                       12,193          28,563            21,860          26,587
                                                       ------          ------            ------          ------
      TSA  VI-SS              6598         1            1,309          30,766            30,766          30,766
      TSA  VI-SS              6598         2            1,301          35,928            35,927          35,928
      TSA  VI-SS              6598         3              107           3,917             3,917           3,917
      TSA  VI-SS              6598         4                2              49                43              45
      TSA  VI-SS              6598         5                1              12                10              11
      TSA  VI-SS              6598         6                1              45                40              41
      TSA  VI-SS              6598         9                1              13                13              13
      TSA  VI-SS              6598        15                1             138               138             138
                                                       ------          ------            ------          ------
   Total  TSA  VI-SS                                    2,723          70,869            70,856          70,860
                                                       ------          ------            ------          ------
         FLEX                 6557         3                1               5                 4               5
         FLEX                 6557         5                6              81                81              81
         FLEX                 6557         6               73             226               204             214
         FLEX                 6557         7              180             598               529             563
         FLEX                 6557         8              264             843               724             801
         FLEX                 6557         9              561           2,570             2,250           2,432
         FLEX                 6557        10              332           2,188             1,846           1,994
         FLEX                 6557        11              901           6,106             5,471           5,774
         FLEX                 6557        12            1,540          12,468            12,221          12,326
         FLEX                 6557        13            1,356          13,242            13,242          13,242
         FLEX                 6557        14              417           2,333             2,333           2,333
         FLEX                 6557        15              547           1,884             1,884           1,884
         FLEX                 6557        16              274           1,254             1,254           1,254
         FLEX                 6557        17              128             871               871             871
         FLEX                 6557        18               92             590               590             590
         FLEX                 6557        19              124             808               808             808
         FLEX                 6557        20               12              78                78              78
                                                       ------          ------            ------          ------
      Total  FLEX                                       6,808          46,146            44,389          45,251
                                                       ======          ======            ======          ======

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

       GALIC           M & R                                Annuitization     Surrender       Statutory
       Plan          Plan Code      Duration      Count         Value           Value          Reserve
       -----         ---------      --------      -----     -------------     ---------       ---------
      SP7  0%           7070            1           113          3,975           3,975          3,752
      SP7  0%           7070            2           129          3,481           3,481          3,315
      SP7  0%           7070            3            54          1,380           1,380          1,327
      SP7  0%           7070            4            37          1,234           1,234          1,198
      SP7  0%           7070            5            47          1,332           1,332          1,306
      SP7  0%           7070            6            95          3,052           3,052          3,022
      SP7  0%           7070            7             2             93              93             93
      SP7  1%           7071            1             4            214             212            200
      SP7  1%           7071            2             7            119             117            111
      SP7  1%           7071            3             2             13              13             12
      SP7  1%           7071            4             2             17              16             16
      SP7  1%           7071            5             7            118             113            111
      SP7  1%           7071            6            38          1,794           1,706          1,689
      SP7  2%           7072            1            59          1,831           1,814          1,725
      SP7  2%           7072            2            85          2,095           2,035          1,947
      SP7  2%           7072            3            59          2,133           2,031          1,957
      SP7  2%           7072            4           199          6,888           6,442          6,270
      SP7  2%           7072            5           330         10,575           9,704          9,567
      SP7  2%           7072            6           473         15,571          14,065         13,984
      SP7  2%           7072            7             9            252             225            226
                                                  -----        -------         -------        -------
    Total  SP7                                    1,751         56,168          53,042         51,830
                                                  -----        -------         -------        -------
     SP10  0%           7100            1           121          4,529           4,529          4,215
     SP10  0%           7100            2           130          4,110           4,110          3,810
     SP10  0%           7100            3           101          3,258           3,258          3,044
     SP10  0%           7100            4            52          1,972           1,971          1,859
     SP10  0%           7100            5            50          1,635           1,635          1,557
     SP10  0%           7100            6            66          1,731           1,730          1,664
     SP10  0%           7100            7             4             81              81             79
     SP10  1%           7101            1             3            136             135            125
     SP10  1%           7101            2             4            212             209            193
     SP10  1%           7101            3            10            342             334            312
     SP10  1%           7101            4            10            225             217            205
     SP10  1%           7101            5            21            569             545            519
     SP10  1%           7101            6            32            874             833            801
     SP10  1%           7101            7             2             77              73             71
     SP10  2%           7102            1           514         16,307          16,164         15,028
     SP10  2%           7102            2           415         15,984          15,555         14,394
     SP10  2%           7102            3           459         12,159          11,599         10,840
     SP10  2%           7102            4           721         19,797          18,549         17,500
     SP10  2%           7102            5           652         20,243          18,599         17,714
     SP10  2%           7102            6           812         27,182          24,603         23,660
     SP10  2%           7102            7             6            294             263            256
                                                  -----        -------         -------        -------
    Total  SP10                                   4,185        131,719         124,992        117,846
                                                  =====        =======         =======        =======

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

            GALIC                 M & R                            Annuitization    Surrender     Statutory
             Plan               Plan Code    Duration   Count          Value          Value        Reserve
            ------              ---------    --------   -----      -------------    --------      ---------
           SP7R  0%               7170           1       500          11,292          11,112        10,684
           SP7R  0%               7170           2       282           7,299           7,076         6,884
           SP7R  0%               7170           3        82           2,255           2,103         2,073
           SP7R  0%               7170           4        91           4,131           3,987         3,903
           SP7R  0%               7170           5       228           7,364           6,866         6,782
           SP7R  0%               7170          11         1              17              17            17
           SP7R  0%               7170          13         2              18              18            18
           SP7R  1%               7171           1         2              11              11            11
           SP7R  1%               7171           2         6             218             199           202
           SP7R  1%               7171           3         2              75              69            69
           SP7R  1%               7171           4         8             235             213           213
           SP7R  1%               7171           5        20             484             429           439
           SP7R  2%               7172           1       787          23,007          21,282        21,553
           SP7R  2%               7172           2     2,055          52,064          47,467        48,391
           SP7R  2%               7172           3     2,019          53,698          47,818        49,138
           SP7R  2%               7172           4     4,061         133,455         116,120       121,196
           SP7R  2%               7172           5     5,106         169,882         145,060       154,115
           SP7R  2%               7172           6         1              40              35            36
           SP7R  2%               7172          13         2              32              27            29
                                                      ------         -------         -------       -------
         Total  SP7R                                  15,255         465,577         409,908       425,753
                                                      ------         -------         -------       -------
             SP80                 7529           2         1              11              11            11
             SP80                 7529           3         2              21              20            20
             SP80                 7529           4        10             368             343           343
             SP80                 7529           5        15             593             541           541
             SP80                 7529           6        78           2,709           2,444         2,444
             SP80                 7529           7       388          12,903          11,424        11,424
             SP80                 7529           8       245          10,208           9,092         9,092
             SP80                 7529           9       429          15,504          13,683        13,683
             SP80                 7529          10       442          15,250          13,383        13,383
             SP80                 7529          11       411          14,677          12,721        12,721
             SP80                 7529          12       813          33,010          28,327        28,328
             SP80                 7529          13       889          39,603          33,763        33,763
             SP80                 7529          14       414          19,762          16,754        17,129
             SP80                 7529          15       938          43,585          37,050        40,583
             SP80                 7529          16        62           1,509           1,509         1,509
             SP80                 7529          17        54           1,508           1,508         1,508
             SP80                 7529          18        48           1,765           1,765         1,765
             SP80                 7529          19         2             110             110           110
         Total  SP80                                   5,241         213,097         184,451       188,358
                                                      ------         -------         -------       -------
         Bank Product             9618           1       104           2,374           2,367         2,326
                                                      ------         -------         -------       -------
     Total  Bank Product                                 104           2,374           2,367         2,326
                                                      ======         =======         =======       =======

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

        GALIC            M & R                                 Annuitization      Surrender         Statutory
         Plan          Plan Code    Duration       Count           Value            Value            Reserve
        -----          ---------    --------       -----       -------------      ---------         ---------
         IRA              8630           1           276             588               468              566
         IRA              8630           2           159           1,206             1,082            1,166
         IRA              8630           3           183           1,010               860              953
         IRA              8630           4           244           1,627             1,366            1,533
         IRA              8630           5           210           2,276             1,931            2,143
         IRA              8630           6         1,085           8,331             7,144            7,879
         IRA              8630           7         1,428          11,008             9,475           10,485
         IRA              8630           8         3,107          18,042            14,038           17,089
         IRA              8630           9         7,906          51,105            38,384           47,512
         IRA              8630          12             1               4                 2                4
                                                  ------          ------            ------           ------
      Total  IRA                                  14,599          95,197            74,752           89,329
                                                  ------          ------            ------           ------
       IRA/S.P.           8632           1            32             138               137              137
       IRA/S.P.           8632           2            47             490               436              469
       IRA/S.P.           8632           3            73             515               490              491
       IRA/S.P.           8632           4           109           1,075             1,007            1,014
       IRA/S.P.           8632           5           165           1,127             1,033            1,058
       IRA/S.P.           8632           6           432           4,669             4,204            4,365
       IRA/S.P.           8632           7           736           9,012             7,933            8,445
       IRA/S.P.           8632           8           694           9,224             7,867            8,692
       IRA/S.P.           8632           9           802           9,865             8,289            9,169
       IRA/S.P.           8632          10             1               1                 1                1
                                                  ------          ------            ------           ------
          Total  IRA/S.P.                          3,091          36,117            31,397           33,841
                                                  ------          ------            ------           ------
    DEF.  COMP  I         9530           1            40           2,787             2,766            2,781
    DEF.  COMP  I         9530           2             4           1,276             1,275            1,275
    DEF.  COMP  I         9530           3            18             365               355              356
    DEF.  COMP  I         9530           4            70           2,549             2,540            2,542
    DEF.  COMP  I         9530           5            44           1,538             1,533            1,534
    DEF.  COMP  I         9530           6            22           1,622             1,611            1,615
    DEF.  COMP  I         9530           7           113           2,030             1,959            1,981
    DEF.  COMP  I         9530           8            44           1,198             1,143            1,154
    DEF.  COMP  I         9530           9            49           2,546             2,488            2,493
    DEF.  COMP  I         9530          10            42           1,449             1,416            1,419
    DEF.  COMP  I         9530          11            48           2,372             2,279            2,287
    DEF.  COMP  I         9530          12           169           4,482             4,099            4,143
    DEF.  COMP  I         9530          13            65           3,417             3,134            3,191
    DEF.  COMP  I         9530          14            47           3,030             2,900            2,918
    DEF.  COMP  I         9530          15            45           3,380             3,173            3,226
    DEF.  COMP  I         9530          16             8             322               310              313
    DEF.  COMP  I         9530          17             6             267               240              258
    DEF.  COMP  I         9530          18            26           1,487             1,472            1,472
                                                  ------          ------            ------           ------
       Total  DEF.  COMP  I                          860          36,116            34,694           34,958
                                                  ======          ======            ======           ======

                   GREAT  AMERICAN  LIFE  INSURANCE  COMPANY
                 ANNUITY  INFORCE  AS  OF  SEPTEMBER  30,  1994
                                (IN  THOUSANDS)

            GALIC                   M & R                                   Annuitization    Surrender    Statutory
             Plan                 Plan Code        Duration        Count        Value          Value       Reserve
            -----                 ---------        --------        -----    -------------    ---------    ---------
        DEF.  COMP  II                9630             1             333         4,484          4,452       4,478
        DEF.  COMP  II                9630             2             184           478            440         465
        DEF.  COMP  II                9630             3             262         2,256          2,166       2,214
        DEF.  COMP  II                9630             4             302         3,291          3,133       3,204
        DEF.  COMP  II                9630             5             413         3,404          2,962       3,206
        DEF.  COMP  II                9630             6             326         3,971          3,461       3,747
        DEF.  COMP  II                9630             7             308         5,940          5,075       5,580
        DEF.  COMP  II                9630             8             136         3,468          2,877       3,271
        DEF.  COMP  II                9630             9             169         5,758          4,850       5,327
        DEF.  COMP  II                9630            10             127         2,738          2,216       2,486
        DEF.  COMP  II                9630            11               5            97             73          88
        DEF.  COMP  II                9630            15               1            52             52          52
        DEF.  COMP  II                9630            19               1            48             48          48
                                                                 -------     ---------      ---------   ---------
  Total  DEF.  COMP  II                                            2,567        35,985         31,804      34,167
                                                                 -------     ---------      ---------   ---------
  Total  Deferred  Annuity                                       231,625     4,552,364      4,119,104   4,263,784
                                                                 -------     ---------      ---------   ---------
  Total  Immediate  Annuity                                                                               253,400
                                                                                                        =========

                                   SECTION IV

                         SUMMARY OF SENSITIVITY TESTING

We tested the sensitivity of the existing business values to certain key assumptions. These included spreads, surrender and annuitization rates and the seven interest scenarios specified by insurance regulators to use in cash flow testing statutory reserves. The specific sensitivities tested were:

         1)      50 bp lower spread on existing business

         2)      50 bp higher spread on existing business

         3)      125% of base surrender rates

         4)      75% of base surrender rates

         5)      Double base annuitization rate

         6)      Zero annuitization

         7)      Interest rate pop-up 300 bp and remain at that level forever

         8) Interest rates grade up 50 bp per year to a level 500 bp above current rates and remain there forever

         9) Interest rates grade up 100 bp per year for five year then grade down 100 bp per year for five years and remain at current levels thereafter

         10) Interest rates pop down 300 bp and remain at that level thereafter

         11) Interest rates grade down 50 bp per year to a level 500 bp below current rates and remain there forever

         12) Interest rates grade down 100 bp per year for five years then grade up 100 bp per year for five years and remain at current levels thereafter

The results of the sensitivity testing expressed as the adjusted book value plus existing business values, after cost of capital and reflecting taxes at 35%, at a 14% discount rate are shown below.




                                  ABV and Existing Business
           Sensitivity Test              Value at 14%
           ----------------       -------------------------
               Base Case                    $485.7

                   1                         397.6
                   2                         573.8
                   3                         485.3
                   4                         485.1
                   5                         446.8
                   6                         539.1
                   7                         296.2
                   8                         357.3
                   9                         325.5
                  10                         540.4
                  11                         497.2
                  12                         525.2

                                   APPENDIX A


         Detailed Statutory Income Statement Projections

                 #        Existing Deferred Annuities

                 #        SPIAs From Existing Business

                 #        TSA 20 Years New Business

                 #        Bank Product 20 Years New Business

                 #        Single Premium 20 Years New Business

                 #        SPIAs From New Business

                          EXISTING DEFERRED ANNUITIES

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1              RISK ANALYSIS SYSTEM         DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS TSA DEFERRED ANNUITIES  UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)

                                                     9/94        9/95          9/96          9/97          9/98
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           -       210,379       165,832       128,239        99,648
   GROSS INVESTMENT INCOME                            -       250,183       251,211       253,520       253,690
   ACCRUAL OF DISCOUNT                                -        -3,371        -2,681        -3,224        -3,064
   LESS INVESTMENT EXPENSE                            -         3,004         3,037         3,060         3,051
   LESS INCOME LOST ON DEFAULTS                       -         6,743         6,673         6,822         7,131
TOTAL INCOME                                          -       447,445       404,653       368,653       340,092

   NET SURRENDERS                                     -       303,431       297,635       296,931       294,319
   PARTIAL SURRENDERS                                 -             -             -             -             -
   DEATH BENEFITS                                     -        17,002        17,562        18,063        18,483
   DIVIDENDS                                          -             -             -             -             -
   ACQUISITION EXPENSES                               -             -             -             -             -
   OTHER EXPENSES                                     -         9,252         7,450         6,022         4,902
   NET COMMISSIONS                                    -        11,660         6,975         5,513         4,388
   SURPLUS RELIEF CHARGE                              -             -             -             -             -
   INCREASE IN LOADING                                -             -             -             -             -
   INCREASE IN RESERVES                               -        65,135        39,135         6,503       -22,809
   INCR IN DIVIDEND LIABILITY                         -             -             -             -             -
TOTAL DISBURSEMENTS                                   -       406,480       368,758       333,032       299,282

STATUTORY GAIN                                        -        40,965        35,895        35,620        40,810
   CAPITAL GAINS                                      -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                         -           -98           -86            23           -40
   LESS DEFAULT LOSSES                                -             -             -             -             -

BOOK PROFIT                                           -        40,866        35,809        35,644        40,770

   INCR IN SURPLUS                                    -             -             -             -             -
   TAXES                                              -             -             -             -             -

PROFITS RELEASED                                      -        40,866        35,809        35,644        40,770

STATUTORY RESERVE                             3,209,891     3,275,025     3,314,160     3,320,663     3,297,854
DIVIDEND LIABILITY                                    -             -             -             -             -
TOTAL LIABILITY                               3,209,891     3,275,025     3,314,160     3,320,663     3,297,854
SURPLUS                                               -             -             -             -             -
TAX RESERVE                                   3,209,891     3,275,025     3,314,160     3,320,663     3,297,854
POLICIES IN FORCE (UNSCALED)                    175,889       163,305       151,713       140,845       130,656
ANNUITIZATION VALUE IN FORCE                  3,403,526     3,472,505     3,511,242     3,511,885     3,484,747
CASH SURRENDER VALUE IN FORCE                 3,082,305     3,131,292     3,152,538     3,137,318     3,096,253
SURRENDER VALUE IN FORCE                      3,096,966     3,146,279     3,167,252     3,151,355     3,109,340
POLICY LOANS IN FORCE                           143,312       145,594       146,564       145,829       143,884
GROSS DEFERRED PREMIUMS                               -             -             -             -             -
NET DEFERRED PREMIUMS                                 -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         -        36,488        65,035        90,405       116,316
PV AT 14.00% PROFITS RELEASED                         -        35,848        63,402        87,460       111,600
PV AT 16.00% PROFITS RELEASED                         -        35,230        61,842        84,677       107,194
PV AT AFTER TAX EARNED RATE                           -        38,000        68,980        97,669       128,194

                                                  9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                     78,494        61,726
   GROSS INVESTMENT INCOME                     251,036       247,786
   ACCRUAL OF DISCOUNT                          -2,718        -1,577
   LESS INVESTMENT EXPENSE                       3,019         2,969
   LESS INCOME LOST ON DEFAULTS                  6,680         7,032
TOTAL INCOME                                   317,114       297,935

   NET SURRENDERS                              290,786       285,661
   PARTIAL SURRENDERS                                -             -
   DEATH BENEFITS                               18,869        19,211
   DIVIDENDS                                         -             -
   ACQUISITION EXPENSES                              -             -
   OTHER EXPENSES                                4,049         3,349
   NET COMMISSIONS                               3,680         3,000
   SURPLUS RELIEF CHARGE                             -             -
   INCREASE IN LOADING                               -             -
   INCREASE IN RESERVES                        -44,345       -59,407
   INCR IN DIVIDEND LIABILITY                        -             -
TOTAL DISBURSEMENTS                            273,039       251,815

STATUTORY GAIN                                  44,075        46,120
   CAPITAL GAINS                                     -             -
   GAIN ON CALLS AND ROLLOVER                      -42           -33
   LESS DEFAULT LOSSES                               -             -

BOOK PROFIT                                     44,033        46,086

   INCR IN SURPLUS                                   -             -
   TAXES                                             -             -

PROFITS RELEASED                                44,033        46,086

STATUTORY RESERVE                            3,253,509     3,194,102
DIVIDEND LIABILITY                                   -             -
TOTAL LIABILITY                              3,253,509     3,194,102
SURPLUS                                              -             -
TAX RESERVE                                  3,253,509     3,194,102
POLICIES IN FORCE (UNSCALED)                   121,098       112,153
ANNUITIZATION VALUE IN FORCE                 3,446,895     3,384,457
CASH SURRENDER VALUE IN FORCE                3,036,837     2,964,169
SURRENDER VALUE IN FORCE                     3,048,779     2,974,838
POLICY LOANS IN FORCE                          141,082       137,660
GROSS DEFERRED PREMIUMS                              -             -
NET DEFERRED PREMIUMS                                -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                  141,301       164,650
PV AT 14.00% PROFITS RELEASED                  134,469       155,465
PV AT 16.00% PROFITS RELEASED                  128,159       147,075
PV AT AFTER TAX EARNED RATE                    158,857       188,694

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS TSA DEFERRED ANNUITIES  UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                          48,408        37,334        28,745        22,183        17,030        13,039
   GROSS INVESTMENT INCOME                          243,730       238,932       235,028       234,895       229,590       223,830
   ACCRUAL OF DISCOUNT                                 -287           335         1,320           761         1,984         2,562
   LESS INVESTMENT EXPENSE                            2,903         2,840         2,754         2,670         2,580         2,483
   LESS INCOME LOST ON DEFAULTS                       7,558         7,635         7,552         7,992         8,389         8,462
TOTAL INCOME                                        281,391       266,126       254,787       247,177       237,635       228,485

   NET SURRENDERS                                   280,050       274,737       272,406       271,289       266,362       262,556
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    19,496        19,748        19,956        20,124        20,253        20,336
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     2,772         2,270         1,864         1,540         1,268         1,046
   NET COMMISSIONS                                    2,340         1,792         1,371         1,053           806           615
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -69,308       -78,624       -88,387       -89,169       -99,001      -103,824
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 235,350       219,922       207,210       204,838       189,688       180,727

STATUTORY GAIN                                       46,041        46,204        47,577        42,340        47,947        47,758
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                           -31           -29           -28           -26           -25           -24
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          46,010        46,174        47,549        42,313        47,922        47,734

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     46,010        46,174        47,549        42,313        47,922        47,734

STATUTORY RESERVE                                 3,124,795     3,046,171     2,957,784     2,868,615     2,769,615     2,665,790
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   3,124,795     3,046,171     2,957,784     2,868,615     2,769,615     2,665,790
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       3,124,795     3,046,171     2,957,784     2,868,615     2,769,615     2,665,790
POLICIES IN FORCE (UNSCALED)                        103,782        95,922        88,349        80,998        74,168        67,869
ANNUITIZATION VALUE IN FORCE                      3,310,904     3,227,433     3,133,578     3,032,299     2,927,734     2,818,518
CASH SURRENDER VALUE IN FORCE                     2,881,848     2,791,066     2,691,529     2,592,472     2,484,696     2,379,344
SURRENDER VALUE IN FORCE                          2,891,067     2,798,713     2,697,519     2,596,750     2,487,224     2,380,428
POLICY LOANS IN FORCE                               133,784       129,510       124,827       120,165       115,096       110,154
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       185,462       204,111       221,258       234,881       248,658       260,910
PV AT 14.00% PROFITS RELEASED                       173,852       190,039       204,661       216,074       227,414       237,321
PV AT 16.00% PROFITS RELEASED                       163,354       177,439       189,942       199,533       208,898       216,940
PV AT AFTER TAX EARNED RATE                         216,374       242,178       266,833       287,151       308,439       328,038

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS TSA DEFERRED ANNUITIES  UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           9,811         7,373         5,546         4,141         3,065         2,210
   GROSS INVESTMENT INCOME                          218,182       210,761       201,905       194,076       186,173       176,899
   ACCRUAL OF DISCOUNT                                1,722           776         1,857         1,399           890           328
   LESS INVESTMENT EXPENSE                            2,401         2,318         2,207         2,109         2,011         1,910
   LESS INCOME LOST ON DEFAULTS                       8,508         8,395         8,146         7,923         7,752         7,405
TOTAL INCOME                                        218,806       208,198       198,955       189,583       180,365       170,122

   NET SURRENDERS                                   254,841       247,365       243,220       237,746       231,582       224,826
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    20,381        20,399        20,356        20,244        20,068        19,827
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                       851           697           578           480           399           329
   NET COMMISSIONS                                      460           343           257           190           140           101
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                            -104,307      -106,238      -111,516      -114,687      -116,926      -118,994
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 172,226       162,566       152,895       143,974       135,263       126,089

STATUTORY GAIN                                       46,580        45,631        46,060        45,610        45,102        44,033
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                          -106          -240            -2            -1            -3            -1
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          46,474        45,391        46,058        45,608        45,099        44,032

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     46,474        45,391        46,058        45,608        45,099        44,032

STATUTORY RESERVE                                 2,561,484     2,455,246     2,343,730     2,229,043     2,112,117     1,993,123
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   2,561,484     2,455,246     2,343,730     2,229,043     2,112,117     1,993,123
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       2,561,484     2,455,246     2,343,730     2,229,043     2,112,117     1,993,123
POLICIES IN FORCE (UNSCALED)                         62,023        56,593        51,482        46,691        42,211        38,030
ANNUITIZATION VALUE IN FORCE                      2,708,888     2,596,880     2,479,182     2,358,115     2,234,682     2,108,991
CASH SURRENDER VALUE IN FORCE                     2,267,570     2,155,336     2,039,546     1,922,457     1,804,979     1,687,455
SURRENDER VALUE IN FORCE                          2,267,913     2,155,336     2,039,546     1,922,457     1,804,979     1,687,455
POLICY LOANS IN FORCE                               104,947        99,738        94,380        88,961        83,525        78,087
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       271,561       280,849       289,263       296,703       303,271       308,997
PV AT 14.00% PROFITS RELEASED                       245,783       253,032       259,485       265,090       269,951       274,115
PV AT 16.00% PROFITS RELEASED                       223,689       229,372       234,343       238,586       242,203       245,248
PV AT AFTER TAX EARNED RATE                         345,661       361,557       376,446       390,048       402,451       413,616

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS TSA DEFERRED ANNUITIES  UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           1,605         1,177
   GROSS INVESTMENT INCOME                          166,502       156,343
   ACCRUAL OF DISCOUNT                                  394           211
   LESS INVESTMENT EXPENSE                            1,798         1,686
   LESS INCOME LOST ON DEFAULTS                       6,981         6,577
TOTAL INCOME                                        159,722       149,469

   NET SURRENDERS                                   217,456       209,445
   PARTIAL SURRENDERS                                     -             -
   DEATH BENEFITS                                    19,511        19,114
   DIVIDENDS                                              -             -
   ACQUISITION EXPENSES                                   -             -
   OTHER EXPENSES                                       274           230
   NET COMMISSIONS                                       72            53
   SURPLUS RELIEF CHARGE                                  -             -
   INCREASE IN LOADING                                    -             -
   INCREASE IN RESERVES                            -121,077      -122,443
   INCR IN DIVIDEND LIABILITY                             -             -
TOTAL DISBURSEMENTS                                 116,236       106,398

STATUTORY GAIN                                       43,486        43,070
   CAPITAL GAINS                                          -             -
   GAIN ON CALLS AND ROLLOVER                           -15             -
   LESS DEFAULT LOSSES                                    -             -

BOOK PROFIT                                          43,471        43,070

   INCR IN SURPLUS                                        -             -
   TAXES                                                  -             -

PROFITS RELEASED                                     43,471        43,070

STATUTORY RESERVE                                 1,872,046     1,749,602
DIVIDEND LIABILITY                                        -             -
TOTAL LIABILITY                                   1,872,046     1,749,602
SURPLUS                                                   -             -
TAX RESERVE                                       1,872,046     1,749,602
POLICIES IN FORCE (UNSCALED)                         34,139        30,529
ANNUITIZATION VALUE IN FORCE                      1,980,943     1,851,330
CASH SURRENDER VALUE IN FORCE                     1,570,120     1,453,656
SURRENDER VALUE IN FORCE                          1,570,120     1,453,656
POLICY LOANS IN FORCE                                72,657        67,268
GROSS DEFERRED PREMIUMS                                   -             -
NET DEFERRED PREMIUMS                                     -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       314,045       318,510
PV AT 14.00% PROFITS RELEASED                       277,721       280,855
PV AT 16.00% PROFITS RELEASED                       247,839       250,052
PV AT AFTER TAX EARNED RATE                         423,780       433,064

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS SPDA                    UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -             -             -             -             -             -             -
   GROSS INVESTMENT INCOME                  -        57,981        53,241        49,573        46,085        42,620        39,482
   ACCRUAL OF DISCOUNT                      -          -780          -567          -630          -557          -462          -252
   LESS INVESTMENT EXPENSE                  -           695           643           598           554           513           474
   LESS INCOME LOST ON DEFAULTS             -         1,560         1,413         1,333         1,296         1,135         1,122
TOTAL INCOME                                -        54,947        50,618        47,011        43,678        40,511        37,635

   NET SURRENDERS                           -        96,019        88,131        81,391        75,498        70,106        64,521
   PARTIAL SURRENDERS                       -             -             -             -             -             -             -
   DEATH BENEFITS                           -         7,144         6,894         6,648         6,398         6,141         5,880
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -         2,973         2,682         2,441         2,219         2,013         1,824
   NET COMMISSIONS                          -             -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -       -56,702       -52,137       -49,103       -46,505       -44,286       -41,584
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -        49,435        45,570        41,376        37,609        33,973        30,641

STATUTORY GAIN                              -         5,512         5,048         5,635         6,069         6,538         6,995
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -           -23           -18             5            -7            -7            -5
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -         5,489         5,030         5,639         6,062         6,530         6,989

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -         5,489         5,030         5,639         6,062         6,530         6,989

STATUTORY RESERVE                     783,787       727,085       674,948       625,845       579,339       535,053       493,469
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                       783,787       727,085       674,948       625,845       579,339       535,053       493,469
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                           783,787       727,085       674,948       625,845       579,339       535,053       493,469
POLICIES IN FORCE (UNSCALED)           26,432        23,330        20,598        18,174        16,016        14,089        12,381
ANNUITIZATION VALUE IN FORCE          866,562       802,263       743,263       687,924       635,730       586,291       540,130
CASH SURRENDER VALUE IN FORCE         746,700       684,247       627,508       574,776       524,612       477,076       432,930
SURRENDER VALUE IN FORCE              772,393       702,868       640,072       582,256       528,831       479,327       433,979
POLICY LOANS IN FORCE                  35,742        32,525        29,619        26,944        24,472        22,181        20,082
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -         4,901         8,910        12,924        16,777        20,482        24,023
PV AT 14.00% PROFITS RELEASED               -         4,815         8,685        12,491        16,080        19,472        22,656
PV AT 16.00% PROFITS RELEASED               -         4,732         8,469        12,082        15,430        18,539        21,408
PV AT AFTER TAX EARNED RATE                 -         5,104         9,455        13,994        18,532        23,080        27,605

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS SPDA                    UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -             -             -             -
   GROSS INVESTMENT INCOME                           36,565        33,825        31,468        29,802        27,591        25,583
   ACCRUAL OF DISCOUNT                                  -43            47           177            97           239           294
   LESS INVESTMENT EXPENSE                              436           403           370           340           311           285
   LESS INCOME LOST ON DEFAULTS                       1,136         1,083         1,014         1,017         1,011           970
TOTAL INCOME                                         34,950        32,386        30,261        28,543        26,508        24,622

   NET SURRENDERS                                    59,202        54,370        50,138        46,330        42,444        38,755
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                     5,620         5,364         5,111         4,860         4,616         4,380
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     1,650         1,492         1,348         1,215         1,095           986
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -38,821       -36,308       -34,080       -31,867       -29,385       -27,058
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                  27,651        24,918        22,517        20,538        18,769        17,063

STATUTORY GAIN                                        7,299         7,468         7,745         8,005         7,739         7,559
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                            -5            -4            -4            -3            -3            -3
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           7,294         7,463         7,741         8,001         7,736         7,556

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      7,294         7,463         7,741         8,001         7,736         7,556

STATUTORY RESERVE                                   454,648       418,340       384,260       352,393       323,007       295,949
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     454,648       418,340       384,260       352,393       323,007       295,949
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         454,648       418,340       384,260       352,393       323,007       295,949
POLICIES IN FORCE (UNSCALED)                         10,870         9,531         8,342         7,284         6,351         5,530
ANNUITIZATION VALUE IN FORCE                        497,279       457,398       420,060       385,211       353,094       323,514
CASH SURRENDER VALUE IN FORCE                       392,186       354,656       320,164       288,582       259,967       234,084
SURRENDER VALUE IN FORCE                            392,635       354,859       320,220       288,582       259,967       234,084
POLICY LOANS IN FORCE                                18,169        16,421        14,818        13,354        12,030        10,832
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        27,323        30,337        33,128        35,705        37,928        39,868
PV AT 14.00% PROFITS RELEASED                        25,571        28,187        30,568        32,726        34,557        36,125
PV AT 16.00% PROFITS RELEASED                        23,989        26,266        28,301        30,115        31,626        32,899
PV AT AFTER TAX EARNED RATE                          31,993        36,164        40,177        44,019        47,456        50,558

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS SPDA                    UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -             -             -             -
   GROSS INVESTMENT INCOME                           23,771        21,888        19,988        18,324        16,786        15,255
   ACCRUAL OF DISCOUNT                                  188            81           185           133            81            28
   LESS INVESTMENT EXPENSE                              263           242           219           200           182           165
   LESS INCOME LOST ON DEFAULTS                         930           875           810           751           702           641
TOTAL INCOME                                         22,767        20,852        19,144        17,505        15,983        14,476

   NET SURRENDERS                                    35,447        32,658        30,185        27,564        25,038        22,740
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                     4,154         3,933         3,709         3,487         3,273         3,066
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                       888           798           714           637           567           504
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -25,008       -23,587       -22,455       -20,938       -19,366       -17,962
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                  15,480        13,801        12,153        10,750         9,511         8,348

STATUTORY GAIN                                        7,286         7,051         6,991         6,755         6,471         6,128
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                           -12           -25             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           7,275         7,026         6,991         6,755         6,471         6,128

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      7,275         7,026         6,991         6,755         6,471         6,128

STATUTORY RESERVE                                   270,941       247,354       224,899       203,961       184,594       166,632
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     270,941       247,354       224,899       203,961       184,594       166,632
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         270,941       247,354       224,899       203,961       184,594       166,632
POLICIES IN FORCE (UNSCALED)                          4,808         4,169         3,601         3,102         2,666         2,284
ANNUITIZATION VALUE IN FORCE                        296,180       270,399       245,846       222,947       201,767       182,128
CASH SURRENDER VALUE IN FORCE                       210,596       188,940       168,833       150,480       133,842       118,725
SURRENDER VALUE IN FORCE                            210,596       188,940       168,833       150,480       133,842       118,725
POLICY LOANS IN FORCE                                 9,745         8,743         7,813         6,963         6,194         5,494
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        41,535        42,973        44,250        45,352        46,294        47,091
PV AT 14.00% PROFITS RELEASED                        37,449        38,572        39,551        40,381        41,079        41,658
PV AT 16.00% PROFITS RELEASED                        33,956        34,835        35,590        36,218        36,737        37,161
PV AT AFTER TAX EARNED RATE                          53,316        55,777        58,036        60,051        61,830        63,384

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:18 PM
PRODUCT: EXISTING BUSINESS SPDA                    UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -
   GROSS INVESTMENT INCOME                           13,745        12,351
   ACCRUAL OF DISCOUNT                                   33            17
   LESS INVESTMENT EXPENSE                              149           134
   LESS INCOME LOST ON DEFAULTS                         579           522
TOTAL INCOME                                         13,050        11,712

   NET SURRENDERS                                    20,756        18,985
   PARTIAL SURRENDERS                                     -             -
   DEATH BENEFITS                                     2,867         2,667
   DIVIDENDS                                              -             -
   ACQUISITION EXPENSES                                   -             -
   OTHER EXPENSES                                       446           393
   NET COMMISSIONS                                        -             -
   SURPLUS RELIEF CHARGE                                  -             -
   INCREASE IN LOADING                                    -             -
   INCREASE IN RESERVES                             -16,913       -16,050
   INCR IN DIVIDEND LIABILITY                             -             -
TOTAL DISBURSEMENTS                                   7,156         5,994

STATUTORY GAIN                                        5,894         5,717
   CAPITAL GAINS                                          -             -
   GAIN ON CALLS AND ROLLOVER                            -1             -
   LESS DEFAULT LOSSES                                    -             -

BOOK PROFIT                                           5,893         5,717

   INCR IN SURPLUS                                        -             -
   TAXES                                                  -             -

PROFITS RELEASED                                      5,893         5,717

STATUTORY RESERVE                                   149,719       133,669
DIVIDEND LIABILITY                                        -             -
TOTAL LIABILITY                                     149,719       133,669
SURPLUS                                                   -             -
TAX RESERVE                                         149,719       133,669
POLICIES IN FORCE (UNSCALED)                          1,949         1,655
ANNUITIZATION VALUE IN FORCE                        163,638       146,087
CASH SURRENDER VALUE IN FORCE                       104,829        91,986
SURRENDER VALUE IN FORCE                            104,829        91,986
POLICY LOANS IN FORCE                                 4,851         4,257
GROSS DEFERRED PREMIUMS                                   -             -
NET DEFERRED PREMIUMS                                     -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        47,775        48,368
PV AT 14.00% PROFITS RELEASED                        42,147        42,563
PV AT 16.00% PROFITS RELEASED                        37,512        37,806
PV AT AFTER TAX EARNED RATE                          64,762        65,994

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1         RISK ANALYSIS SYSTEM               DATE: 12/02/94 TIME: 2:19 PM
PRODUCT: EXISTING BUSINESS OTHER DEFERRED           UNIT FACTOR IS  1,000.
         ANNUITIES

STRATEGY: (WSID: READ994A)

                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -        11,527         8,161         5,817         4,171         3,061         2,250
   GROSS INVESTMENT INCOME                  -        20,527        19,145        18,045        16,925        15,784        14,747
   ACCRUAL OF DISCOUNT                      -          -286          -211          -237          -211          -177           -97
   LESS INVESTMENT EXPENSE                  -           255           239           225           210           196           183
   LESS INCOME LOST ON DEFAULTS             -           572           526           502           492           434           432
TOTAL INCOME                                -        30,942        26,330        22,898        20,183        18,038        16,285

   NET SURRENDERS                           -        38,086        34,245        31,616        28,869        26,198        24,207
   PARTIAL SURRENDERS                       -             -             -             -             -             -             -
   DEATH BENEFITS                           -         1,340         1,311         1,279         1,245         1,211         1,176
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -           623           462           359           284           230           188
   NET COMMISSIONS                          -           645           273           206           158           143           120
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -       -15,003       -14,615       -15,233       -14,971       -14,153       -13,833
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -        25,691        21,675        18,227        15,585        13,630        11,858

STATUTORY GAIN                              -         5,251         4,655         4,671         4,598         4,408         4,427
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -            -8            -7             2            -3            -3            -2
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -         5,242         4,648         4,673         4,595         4,405         4,425

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -         5,242         4,648         4,673         4,595         4,405         4,425

STATUTORY RESERVE                     270,107       255,104       240,489       225,255       210,285       196,132       182,299
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                       270,107       255,104       240,489       225,255       210,285       196,132       182,299
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                           270,107       255,104       240,489       225,255       210,285       196,132       182,299
POLICIES IN FORCE (UNSCALED)           29,304        25,462        22,291        19,545        17,173        15,133        13,325
ANNUITIZATION VALUE IN FORCE          282,277       266,621       251,422       235,607       220,082       205,371       191,016
CASH SURRENDER VALUE IN FORCE         249,331       233,078       217,468       201,565       186,112       171,571       157,627
SURRENDER VALUE IN FORCE              249,746       233,338       217,655       201,700       186,207       171,638       157,628
POLICY LOANS IN FORCE                     110           104            98            92            86            81            66
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -         4,681         8,386        11,712        14,632        17,132        19,374
PV AT 14.00% PROFITS RELEASED               -         4,599         8,175        11,329        14,050        16,338        18,354
PV AT 16.00% PROFITS RELEASED               -         4,519         7,974        10,967        13,505        15,602        17,419
PV AT AFTER TAX EARNED RATE                 -         4,875         8,896        12,657        16,097        19,165        22,029

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:19 PM
PRODUCT: EXISTING BUSINESS OTHER DEFERRED          UNIT FACTOR IS  1,000.
         ANNUITIES

STRATEGY: (WSID: READ994A)

                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           1,657         1,159           828           620           463           345
   GROSS INVESTMENT INCOME                           13,744        12,778        11,960        11,435        10,715        10,053
   ACCRUAL OF DISCOUNT                                  -17            18            69            38            95           119
   LESS INVESTMENT EXPENSE                              169           157           145           134           124           115
   LESS INCOME LOST ON DEFAULTS                         440           422           397           401           403           391
TOTAL INCOME                                         14,775        13,376        12,316        11,558        10,745        10,010

   NET SURRENDERS                                    22,438        20,364        18,571        16,792        15,406        14,357
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                     1,137         1,096         1,057         1,020           987           953
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                       154           125           103            88            76            65
   NET COMMISSIONS                                       89            63            45            34            26            20
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -13,506       -12,602       -11,667       -10,444        -9,633        -9,206
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                  10,312         9,046         8,109         7,491         6,861         6,189

STATUTORY GAIN                                        4,462         4,330         4,207         4,067         3,885         3,821
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                            -2            -2            -1            -1            -1            -1
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           4,460         4,329         4,205         4,066         3,883         3,820

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      4,460         4,329         4,205         4,066         3,883         3,820

STATUTORY RESERVE                                   168,794       156,192       144,525       134,081       124,448       115,242
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     168,794       156,192       144,525       134,081       124,448       115,242
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         168,794       156,192       144,525       134,081       124,448       115,242
POLICIES IN FORCE (UNSCALED)                         11,701        10,280         9,043         7,973         7,017         6,148
ANNUITIZATION VALUE IN FORCE                        177,001       163,912       151,787       140,926       130,887       121,270
CASH SURRENDER VALUE IN FORCE                       144,200       131,799       120,412       110,285       101,079        92,458
SURRENDER VALUE IN FORCE                            144,200       131,799       120,412       110,285       101,079        92,458
POLICY LOANS IN FORCE                                    50            41            33            27            22            18
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        21,391        23,140        24,656        25,965        27,081        28,062
PV AT 14.00% PROFITS RELEASED                        20,136        21,654        22,947        24,043        24,962        25,755
PV AT 16.00% PROFITS RELEASED                        18,997        20,317        21,423        22,344        23,103        23,747
PV AT AFTER TAX EARNED RATE                          24,713        27,132        29,312        31,264        32,989        34,558

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:19 PM
PRODUCT: EXISTING BUSINESS OTHER DEFERRED          UNIT FACTOR IS  1,000.
         ANNUITIES

STRATEGY: (WSID: READ994A)

                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                             251           183           134            98            72            51
   GROSS INVESTMENT INCOME                            9,442         8,794         8,146         7,599         7,079         6,531
   ACCRUAL OF DISCOUNT                                   77            33            77            56            35            12
   LESS INVESTMENT EXPENSE                              107           100            92            85            79            72
   LESS INCOME LOST ON DEFAULTS                         379           360           338           319           303           281
TOTAL INCOME                                          9,284         8,550         7,927         7,350         6,804         6,241

   NET SURRENDERS                                    13,226        12,208        11,160        10,367         9,748         8,968
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                       919           885           852           820           787           752
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                        56            49            42            37            32            28
   NET COMMISSIONS                                       14            11             8             6             4             3
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                              -8,571        -8,021        -7,372        -7,015        -6,843        -6,406
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                   5,645         5,131         4,691         4,215         3,727         3,345

STATUTORY GAIN                                        3,639         3,419         3,237         3,135         3,077         2,895
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                            -5           -10             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           3,635         3,409         3,237         3,135         3,076         2,895

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      3,635         3,409         3,237         3,135         3,076         2,895

STATUTORY RESERVE                                   106,671        98,649        91,277        84,262        77,419        71,013
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     106,671        98,649        91,277        84,262        77,419        71,013
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         106,671        98,649        91,277        84,262        77,419        71,013
POLICIES IN FORCE (UNSCALED)                          5,382         4,711         4,128         3,605         3,126         2,704
ANNUITIZATION VALUE IN FORCE                        112,310       103,918        96,202        88,847        81,658        74,927
CASH SURRENDER VALUE IN FORCE                        84,535        77,207        70,535        64,306        58,375        52,907
SURRENDER VALUE IN FORCE                             84,535        77,207        70,535        64,306        58,375        52,907
POLICY LOANS IN FORCE                                    15            12            10             8             7             5
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        28,895        29,592        30,184        30,695        31,143        31,520
PV AT 14.00% PROFITS RELEASED                        26,417        26,961        27,415        27,800        28,132        28,405
PV AT 16.00% PROFITS RELEASED                        24,275        24,701        25,051        25,342        25,589        25,789
PV AT AFTER TAX EARNED RATE                          35,936        37,129        38,176        39,110        39,956        40,690

                                                                       REPORT 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1         RISK ANALYSIS SYSTEM              DATE: 12/02/94 TIME:  2:19 PM
PRODUCT: EXISTING BUSINESS OTHER DEFERRED          UNIT FACTOR IS  1,000.
         ANNUITIES

STRATEGY: (WSID: READ994A)

                                                       9/13          9/14
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                              36            27
   GROSS INVESTMENT INCOME                            5,981         5,481
   ACCRUAL OF DISCOUNT                                   15             8
   LESS INVESTMENT EXPENSE                               66            61
   LESS INCOME LOST ON DEFAULTS                         258           237
TOTAL INCOME                                          5,707         5,218

   NET SURRENDERS                                     8,278         7,554
   PARTIAL SURRENDERS                                     -             -
   DEATH BENEFITS                                       718           684
   DIVIDENDS                                              -             -
   ACQUISITION EXPENSES                                   -             -
   OTHER EXPENSES                                        25            22
   NET COMMISSIONS                                        2             2
   SURPLUS RELIEF CHARGE                                  -             -
   INCREASE IN LOADING                                    -             -
   INCREASE IN RESERVES                              -6,029        -5,564
   INCR IN DIVIDEND LIABILITY                             -             -
TOTAL DISBURSEMENTS                                   2,994         2,697

STATUTORY GAIN                                        2,714         2,520
   CAPITAL GAINS                                          -             -
   GAIN ON CALLS AND ROLLOVER                            -1             -
   LESS DEFAULT LOSSES                                    -             -

BOOK PROFIT                                           2,713         2,520

   INCR IN SURPLUS                                        -             -
   TAXES                                                  -             -

PROFITS RELEASED                                      2,713         2,520

STATUTORY RESERVE                                    64,984        59,420
DIVIDEND LIABILITY                                        -             -
TOTAL LIABILITY                                      64,984        59,420
SURPLUS                                                   -             -
TAX RESERVE                                          64,984        59,420
POLICIES IN FORCE (UNSCALED)                          2,335         2,017
ANNUITIZATION VALUE IN FORCE                         68,589        62,741
CASH SURRENDER VALUE IN FORCE                        47,828        43,188
SURRENDER VALUE IN FORCE                             47,828        43,188
POLICY LOANS IN FORCE                                     4             4
GROSS DEFERRED PREMIUMS                                   -             -
NET DEFERRED PREMIUMS                                     -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        31,835        32,096
PV AT 14.00% PROFITS RELEASED                        28,630        28,814
PV AT 16.00% PROFITS RELEASED                        25,951        26,081
PV AT AFTER TAX EARNED RATE                          41,325        41,868

                         SPIAs FROM EXISTING BUSINESS





                          MILLIMAN & ROBERTSON, INC.

                                                                       REPORT:16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1                 RISK ANALYSIS SYSTEM      DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  EXISTING BUSINESS SPIA                   UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -       126,995       125,147       123,411       121,715       120,202       118,240
   GROSS INVESTMENT INCOME                  -        17,325        20,917        23,410        24,474        24,550        24,346
   ACCRUAL OF DISCOUNT                      -          -241          -231          -308          -306          -275          -160
   LESS INVESTMENT EXPENSE                  -           215           261           292           304           305           301
   LESS INCOME LOST ON DEFAULTS             -           483           575           651           711           675           714
TOTAL INCOME                                -       143,382       144,997       145,569       144,867       143,497       141,411

   NET SURRENDERS                           -             -             -             -             -             -             -
   PARTIAL SURRENDERS                       -        71,948       104,217       109,194       141,224       130,232       147,685
   DEATH BENEFITS                           -             -             -             -             -             -             -
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -           644           729           802           794           808           775
   NET COMMISSIONS                          -         1,264         1,247         1,233         1,218         1,203         1,185
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -        63,903        33,121        28,534        -4,306         5,246       -14,368
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -       137,758       139,313       139,764       138,930       137,489       135,277

STATUTORY GAIN                              -         5,623         5,683         5,806         5,937         6,008         6,134
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -            -9            -9             3            -5            -5            -4
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -         5,614         5,674         5,809         5,933         6,002         6,130

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -         5,614         5,674         5,809         5,933         6,002         6,130

STATUTORY RESERVE                     253,400       317,303       350,424       378,958       374,653       379,898       365,530
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                       253,400       317,303       350,424       378,958       374,653       379,898       365,530
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                           253,400       317,303       350,424       378,958       374,653       379,898       365,530
POLICIES IN FORCE (UNSCALED)                -             -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                -       317,303       350,424       378,958       374,653       379,898       365,530
CASH SURRENDER VALUE IN FORCE               -       317,303       350,424       378,958       374,653       379,898       365,530
SURRENDER VALUE IN FORCE                    -             -             -             -             -             -             -
POLICY LOANS IN FORCE                       -             -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -         5,013         9,536        13,671        17,441        20,847        23,952
PV AT 14.00% PROFITS RELEASED               -         4,925         9,291        13,212        16,724        19,842        22,634
PV AT 16.00% PROFITS RELEASED               -         4,840         9,057        12,778        16,055        18,913        21,428
PV AT AFTER TAX EARNED RATE                 -         5,221        10,130        14,805        19,247        23,427        27,395

                                     A-14

                                                                       REPORT:16
                                                                        PAGE:  2
GREAT AMERICAN LIFE

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  EXISTING BUSINESS SPIA                   UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         116,183       114,197       112,485       110,967       109,059       107,111
   GROSS INVESTMENT INCOME                           23,318        22,106        20,878        20,526        20,246        19,958
   ACCRUAL OF DISCOUNT                                  -28            32           121            69           180           235
   LESS INVESTMENT EXPENSE                              287           271           253           241           235           228
   LESS INCOME LOST ON DEFAULTS                         747           730           693           720           762           777
TOTAL INCOME                                        138,439       135,334       132,540       130,600       128,489       126,299

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                               147,026       146,035       144,862       128,038       126,979       124,632
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                       736           691           641           628           612           596
   NET COMMISSIONS                                    1,166         1,147         1,130         1,115         1,096         1,077
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -16,717       -18,831       -20,662        -6,183        -7,286        -7,176
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 132,211       129,042       125,972       123,597       121,401       119,129

STATUTORY GAIN                                        6,228         6,292         6,568         7,003         7,088         7,171
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                            -4            -3            -3            -3            -3            -3
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           6,225         6,289         6,565         7,001         7,085         7,168

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      6,225         6,289         6,565         7,001         7,085         7,168

STATUTORY RESERVE                                   348,813       329,982       309,321       303,137       295,851       288,676
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     348,813       329,982       309,321       303,137       295,851       288,676
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         348,813       329,982       309,321       303,137       295,851       288,676
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                        348,813       329,982       309,321       303,137       295,851       288,676
CASH SURRENDER VALUE IN FORCE                       348,813       329,982       309,321       303,137       295,851       288,676
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        26,768        29,308        31,675        33,929        35,966        37,806
PV AT 14.00% PROFITS RELEASED                        25,122        27,326        29,345        31,234        32,910        34,398
PV AT 16.00% PROFITS RELEASED                        23,631        25,549        27,275        28,862        30,247        31,454
PV AT AFTER TAX EARNED RATE                          31,140        34,654        38,059        41,420        44,568        47,511

                                     A-15

                                                                       REPORT:16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1             RISK ANALYSIS SYSTEM          DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  EXISTING BUSINESS SPIA                   UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         105,178       103,538       101,888        99,587        96,853        93,603
   GROSS INVESTMENT INCOME                           19,729        19,356        18,918        18,645        18,371        17,940
   ACCRUAL OF DISCOUNT                                  160            73           179           138            90            34
   LESS INVESTMENT EXPENSE                              224           219           213           208           204           199
   LESS INCOME LOST ON DEFAULTS                         792           793           785           783           786           771
TOTAL INCOME                                        124,051       121,955       119,987       117,379       114,324       110,606

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                               122,174       119,728       117,483       115,356       113,058       110,409
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                       581           567           554           540           526           510
   NET COMMISSIONS                                    1,057         1,041         1,025         1,003           976           944
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                              -6,927        -6,398        -6,059        -6,438        -7,083        -7,893
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 116,886       114,938       113,004       110,460       107,477       103,969

STATUTORY GAIN                                        7,166         7,017         6,983         6,919         6,847         6,637
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                           -12           -28             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           7,154         6,990         6,983         6,919         6,846         6,637

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      7,154         6,990         6,983         6,919         6,846         6,637

STATUTORY RESERVE                                   281,749       275,351       269,292       262,854       255,771       247,878
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     281,749       275,351       269,292       262,854       255,771       247,878
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         281,749       275,351       269,292       262,854       255,771       247,878
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                        281,749       275,351       269,292       262,854       255,771       247,878
CASH SURRENDER VALUE IN FORCE                       281,749       275,351       269,292       262,854       255,771       247,878
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        39,446        40,876        42,152        43,280        44,277        45,140
PV AT 14.00% PROFITS RELEASED                        35,700        36,817        37,795        38,645        39,383        40,011
PV AT 16.00% PROFITS RELEASED                        32,493        33,368        34,122        34,766        35,315        35,774
PV AT AFTER TAX EARNED RATE                          50,224        52,672        54,929        56,993        58,876        60,559

                                     A-16

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1             RISK ANALYSIS SYSTEM          DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  EXISTING BUSINESS SPIA                   UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                          89,977        86,005
   GROSS INVESTMENT INCOME                           17,353        16,747
   ACCRUAL OF DISCOUNT                                   42            23
   LESS INVESTMENT EXPENSE                              192           185
   LESS INCOME LOST ON DEFAULTS                         747           723
TOTAL INCOME                                        106,432       101,866

   NET SURRENDERS                                         -             -
   PARTIAL SURRENDERS                               107,396       104,058
   DEATH BENEFITS                                         -             -
   DIVIDENDS                                              -             -
   ACQUISITION EXPENSES                                   -             -
   OTHER EXPENSES                                       492           473
   NET COMMISSIONS                                      908           869
   SURPLUS RELIEF CHARGE                                  -             -
   INCREASE IN LOADING                                    -             -
   INCREASE IN RESERVES                              -8,740        -9,640
   INCR IN DIVIDEND LIABILITY                             -             -
TOTAL DISBURSEMENTS                                 100,056        95,760

STATUTORY GAIN                                        6,376         6,107
   CAPITAL GAINS                                          -             -
   GAIN ON CALLS AND ROLLOVER                            -2             -
   LESS DEFAULT LOSSES                                    -             -

BOOK PROFIT                                           6,374         6,107

   INCR IN SURPLUS                                        -             -
   TAXES                                                  -             -

PROFITS RELEASED                                      6,374         6,107

STATUTORY RESERVE                                   239,138       229,497
DIVIDEND LIABILITY                                        -             -
TOTAL LIABILITY                                     239,138       229,497
SURPLUS                                                   -             -
TAX RESERVE                                         239,138       229,497
POLICIES IN FORCE (UNSCALED)                              -             -
ANNUITIZATION VALUE IN FORCE                        239,138       229,497
CASH SURRENDER VALUE IN FORCE                       239,138       229,497
SURRENDER VALUE IN FORCE                                  -             -
POLICY LOANS IN FORCE                                     -             -
GROSS DEFERRED PREMIUMS                                   -             -
NET DEFERRED PREMIUMS                                     -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        45,880        46,513
PV AT 14.00% PROFITS RELEASED                        40,540        40,984
PV AT 16.00% PROFITS RELEASED                        36,154        36,468
PV AT AFTER TAX EARNED RATE                          62,050        63,366

                                     A-17

                          TSA 20 YEARS NEW BUSINESS




                          MILLIMAN & ROBERTSON, INC.

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -       121,260       157,073       189,622       219,021       245,853       271,227
   GROSS INVESTMENT INCOME                  -         9,114        20,737        35,784        54,006        75,291        99,585
   ACCRUAL OF DISCOUNT                      -             -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                  -             -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS             -             -             -             -             -             -             -
TOTAL INCOME                                -       130,374       177,810       225,406       273,027       321,144       370,812

   NET SURRENDERS                           -         4,073         9,272        15,880        24,254        33,846        44,638
   PARTIAL SURRENDERS                       -             -             -             -             -             -             -
   DEATH BENEFITS                           -           440           992         1,686         2,525         3,514         4,714
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -         1,236         3,021         4,619         6,121         7,544         8,931
   NET COMMISSIONS                          -        10,405        13,807        15,143        16,423        17,665        18,931
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -       113,990       153,188       190,821       226,634       261,342       294,379
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -       130,144       180,281       228,148       275,957       323,912       371,592

STATUTORY GAIN                              -           230        -2,471        -2,742        -2,930        -2,768          -780
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -             -             -             -             -             -             -
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -           230        -2,471        -2,742        -2,930        -2,768          -780

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -           230        -2,471        -2,742        -2,930        -2,768          -780

STATUTORY RESERVE                           -       113,990       267,178       457,999       684,633       945,975     1,240,354
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                             -       113,990       267,178       457,999       684,633       945,975     1,240,354
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                                 -       113,990       267,178       457,999       684,633       945,975     1,240,354
POLICIES IN FORCE (UNSCALED)                -        26,965        49,819        73,081        96,775       120,939       145,616
ANNUITIZATION VALUE IN FORCE                -       123,475       285,717       484,345       716,571       980,645     1,292,826
CASH SURRENDER VALUE IN FORCE               -       108,966       253,294       433,056       645,957       890,575     1,166,491
SURRENDER VALUE IN FORCE                    -       121,429       279,463       473,635       701,129       960,165     1,250,011
POLICY LOANS IN FORCE                       -             -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -           205        -1,765        -3,716        -5,578        -7,149        -7,544
PV AT 14.00% PROFITS RELEASED               -           202        -1,700        -3,551        -5,285        -6,723        -7,078
PV AT 16.00% PROFITS RELEASED               -           198        -1,638        -3,395        -5,013        -6,331        -6,651
PV AT AFTER TAX EARNED RATE                 -           211        -1,869        -3,986        -6,062        -7,861        -8,326

                                     A-18

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         295,587       319,294       342,377       365,078       387,833       410,812
   GROSS INVESTMENT INCOME                          126,739       156,527       188,887       223,762       260,976       300,928
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        422,326       475,822       531,265       588,841       648,810       711,740

   NET SURRENDERS                                    56,971        70,976        87,388       105,337       129,110       155,093
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                     6,144         7,775         9,617        11,676        13,964        16,485
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    10,298        11,657        13,005        14,347        15,705        17,083
   NET COMMISSIONS                                   20,228        21,529        22,834        24,154        25,505        26,894
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             324,754       354,793       383,642       412,351       443,813       472,843
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 418,395       466,730       516,486       567,865       628,095       688,398

STATUTORY GAIN                                        3,930         9,091        14,778        20,975        20,714        23,342
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           3,930         9,091        14,778        20,975        20,714        23,342

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      3,930         9,091        14,778        20,975        20,714        23,342

STATUTORY RESERVE                                 1,565,108     1,919,901     2,303,544     2,715,894     3,159,707     3,632,550
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   1,565,108     1,919,901     2,303,544     2,715,894     3,159,707     3,632,550
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       1,565,108     1,919,901     2,303,544     2,715,894     3,159,707     3,632,550
POLICIES IN FORCE (UNSCALED)                        170,835       196,625       223,001       250,000       277,345       305,072
ANNUITIZATION VALUE IN FORCE                      1,636,416     2,010,915     2,414,944     2,848,350     3,307,157     3,791,244
CASH SURRENDER VALUE IN FORCE                     1,472,795     1,809,199     2,174,624     2,568,932     2,992,813     3,441,722
SURRENDER VALUE IN FORCE                          1,569,961     1,919,489     2,297,283     2,703,130     3,137,823     3,596,740
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        -5,766        -2,094         3,235         9,989        15,943        21,935
PV AT 14.00% PROFITS RELEASED                        -5,507        -2,320         2,224         7,882        12,784        17,628
PV AT 16.00% PROFITS RELEASED                        -5,260        -2,487         1,399         6,154        10,202        14,134
PV AT AFTER TAX EARNED RATE                          -6,176        -1,613         5,191        14,052        22,079        30,378

                                     A-19

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         434,252       458,218       482,835       508,349       534,874       562,515
   GROSS INVESTMENT INCOME                          342,228       384,542       429,215       476,300       525,846       577,825
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        776,480       842,760       912,050       984,649     1,060,720     1,140,340

   NET SURRENDERS                                   210,200       238,004       267,876       299,291       332,836       368,830
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    19,105        21,837        24,813        28,049        31,559        35,356
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    18,462        19,838        21,243        22,692        24,189        25,739
   NET COMMISSIONS                                   28,331        29,820        31,365        32,976        34,660        36,422
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             470,231       497,097       524,158       552,011       579,657       607,570
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 746,329       806,595       869,456       935,020     1,002,902     1,073,917

STATUTORY GAIN                                       30,151        36,165        42,594        49,628        57,818        66,423
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          30,151        36,165        42,594        49,628        57,818        66,423

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     30,151        36,165        42,594        49,628        57,818        66,423

STATUTORY RESERVE                                 4,102,781     4,599,878     5,124,036     5,676,047     6,255,705     6,863,274
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   4,102,781     4,599,878     5,124,036     5,676,047     6,255,705     6,863,274
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       4,102,781     4,599,878     5,124,036     5,676,047     6,255,705     6,863,274
POLICIES IN FORCE (UNSCALED)                        332,907       361,505       390,910       421,189       452,398       484,590
ANNUITIZATION VALUE IN FORCE                      4,270,784     4,777,199     5,310,703     5,872,048     6,461,505     7,079,365
CASH SURRENDER VALUE IN FORCE                     3,902,412     4,389,491     4,903,130     5,444,096     6,012,155     6,607,547
SURRENDER VALUE IN FORCE                          4,066,555     4,562,758     5,085,541     5,635,627     6,213,263     6,818,711
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        28,845        36,245        44,026        52,122        60,543        69,181
PV AT 14.00% PROFITS RELEASED                        23,118        28,894        34,861        40,960        47,193        53,474
PV AT 16.00% PROFITS RELEASED                        18,513        23,040        27,637        32,255        36,892        41,485
PV AT AFTER TAX EARNED RATE                          40,213        51,035        62,729        75,228        88,589       102,670

                                     A-20

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14          9/15          9/16          9/17          9/18
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         591,309       621,355       330,685       268,283       216,172       174,132
   GROSS INVESTMENT INCOME                          632,183       688,870       699,130       704,458       702,508       694,031
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                      1,223,492     1,310,225     1,029,815       972,740       918,680       868,164

   NET SURRENDERS                                   408,997       451,693       463,471       473,390       480,758       484,684
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    39,443        43,817        44,841        45,675        46,251        46,561
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    27,338        28,990        27,160        23,945        21,303        18,996
   NET COMMISSIONS                                   38,264        40,193        14,595         7,678         6,350         5,278
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             634,023       660,724       391,310       321,995       258,567       201,787
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                               1,148,065     1,225,417       941,377       872,682       813,229       757,305

STATUTORY GAIN                                       75,427        84,808        88,438       100,058       105,451       110,858
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          75,427        84,808        88,438       100,058       105,451       110,858

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     75,427        84,808        88,438       100,058       105,451       110,858

STATUTORY RESERVE                                 7,497,297     8,158,021     8,263,472     8,285,315     8,228,722     8,099,590
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   7,497,297     8,158,021     8,263,472     8,285,315     8,228,722     8,099,590
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       7,497,297     8,158,021     8,263,472     8,285,315     8,228,722     8,099,590
POLICIES IN FORCE (UNSCALED)                        517,790       552,057       508,115       476,460       445,171       414,257
ANNUITIZATION VALUE IN FORCE                      7,724,192     8,396,261     8,488,458     8,498,786     8,434,612     8,304,433
CASH SURRENDER VALUE IN FORCE                     7,228,784     7,876,082     7,980,767     8,011,317     7,968,524     7,859,510
SURRENDER VALUE IN FORCE                          7,450,506     8,108,890     8,192,147     8,198,554     8,130,360     7,996,103
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        77,938        86,730        94,916       103,185       110,966       118,269
PV AT 14.00% PROFITS RELEASED                        59,731        65,901        71,546        77,148        82,327        87,103
PV AT 16.00% PROFITS RELEASED                        45,981        50,339        54,257        58,078        61,549        64,695
PV AT AFTER TAX EARNED RATE                         117,340       132,472       146,949       161,976       176,505       190,518

                                     A-21

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  5

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/19          9/20          9/21          9/22          9/23          9/24
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         140,701       113,029        90,029        70,840        55,496        43,460
   GROSS INVESTMENT INCOME                          679,424       658,923       633,034       602,461       567,490       528,389
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        820,125       771,952       723,062       673,302       622,985       571,849

   NET SURRENDERS                                   486,683       486,875       484,416       479,035       468,858       456,269
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    46,599        46,212        45,354        44,108        42,459        40,392
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    16,983        15,153        13,468        11,900        10,467         9,154
   NET COMMISSIONS                                    4,426         3,633         2,884         2,260         1,766         1,383
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             149,852       104,359        68,035        34,820         7,082       -17,839
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 704,543       656,232       614,157       572,124       530,632       489,359

STATUTORY GAIN                                      115,582       115,719       108,905       101,178        92,354        82,490
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                         115,582       115,719       108,905       101,178        92,354        82,490

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                    115,582       115,719       108,905       101,178        92,354        82,490

STATUTORY RESERVE                                 7,901,978     7,641,500     7,326,457     6,959,044     6,543,782     6,082,481
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   7,901,978     7,641,500     7,326,457     6,959,044     6,543,782     6,082,481
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       7,901,978     7,641,500     7,326,457     6,959,044     6,543,782     6,082,481
POLICIES IN FORCE (UNSCALED)                        383,692       353,447       323,523       293,934       264,735       235,919
ANNUITIZATION VALUE IN FORCE                      8,114,049     7,821,541     7,472,485     7,069,546     6,617,791     6,119,104
CASH SURRENDER VALUE IN FORCE                     7,689,137     7,459,656     7,174,674     6,836,218     6,448,464     6,013,166
SURRENDER VALUE IN FORCE                          7,801,623     7,550,037     7,244,450     6,887,550     6,484,175     6,036,320
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       125,068       131,146       136,253       140,489       143,942       146,695
PV AT 14.00% PROFITS RELEASED                        91,471        95,307        98,473       101,054       103,121       104,740
PV AT 16.00% PROFITS RELEASED                        67,523        69,964        71,944        73,529        74,777        75,738
PV AT AFTER TAX EARNED RATE                         203,922       216,234       226,864       235,924       243,511       249,729

                                     A-22

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  6

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/25          9/26          9/27          9/28          9/29          9/30
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                          33,690        25,857        19,457        14,451        10,647         7,538
   GROSS INVESTMENT INCOME                          485,754       438,661       390,933       343,611       293,276       239,952
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        519,444       464,518       410,390       358,062       303,923       247,490

   NET SURRENDERS                                   429,982       399,669       294,013       262,826       228,282       191,881
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    37,892        34,948        31,931        28,815        25,255        21,224
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     7,914         6,736         5,680         4,763         3,903         3,072
   NET COMMISSIONS                                    1,072           822           618           458           338           239
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -47,504       -68,027        -1,769       -10,758       -17,150       -22,373
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 429,355       374,148       330,472       286,105       240,629       194,044

STATUTORY GAIN                                       90,089        90,370        79,918        71,957        63,294        53,446
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          90,089        90,370        79,918        71,957        63,294        53,446

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     90,089        90,370        79,918        71,957        63,294        53,446

STATUTORY RESERVE                                 5,569,342     5,012,398     4,497,267     3,947,479     3,364,347     2,747,694
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   5,569,342     5,012,398     4,497,267     3,947,479     3,364,347     2,747,694
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       5,569,342     5,012,398     4,497,267     3,947,479     3,364,347     2,747,694
POLICIES IN FORCE (UNSCALED)                        208,325       181,968       157,684       133,855       110,487        87,532
ANNUITIZATION VALUE IN FORCE                      5,585,583     5,019,181     4,500,742     3,948,692     3,364,347     2,747,694
CASH SURRENDER VALUE IN FORCE                     5,529,949     5,012,398     4,497,267     3,947,479     3,364,347     2,747,694
SURRENDER VALUE IN FORCE                          5,543,377     5,019,181     4,500,742     3,948,692     3,364,347     2,747,694
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       149,380       151,784       153,683       155,209       156,408       157,312
PV AT 14.00% PROFITS RELEASED                       106,291       107,655       108,714       109,550       110,196       110,674
PV AT 16.00% PROFITS RELEASED                        76,643        77,425        78,022        78,484        78,835        79,091
PV AT AFTER TAX EARNED RATE                         255,958       261,691       266,342       270,185       273,285       275,687

                                     A-23

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  7

TRIAL: 1            RISK ANALYSIS SYSTEM           DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB TSA PLANS - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/31          9/32          9/33
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           4,975         2,845         1,213
   GROSS INVESTMENT INCOME                          183,677       124,706        63,371
   ACCRUAL OF DISCOUNT                                    -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -
TOTAL INCOME                                        188,653       127,550        64,583

   NET SURRENDERS                                   152,175       108,437        56,215
   PARTIAL SURRENDERS                                     -             -             -
   DEATH BENEFITS                                    16,694        11,640         6,069
   DIVIDENDS                                              -             -             -
   ACQUISITION EXPENSES                                   -             -             -
   OTHER EXPENSES                                     2,264         1,476           721
   NET COMMISSIONS                                      158            90            38
   SURPLUS RELIEF CHARGE                                  -             -             -
   INCREASE IN LOADING                                    -             -             -
   INCREASE IN RESERVES                             -23,611       -21,952       -12,634
   INCR IN DIVIDEND LIABILITY                             -             -             -
TOTAL DISBURSEMENTS                                 147,680        99,691        50,408

STATUTORY GAIN                                       40,973        27,860        14,175
   CAPITAL GAINS                                          -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -

BOOK PROFIT                                          40,973        27,860        14,175

   INCR IN SURPLUS                                        -             -             -
   TAXES                                                  -             -             -

PROFITS RELEASED                                     40,973        27,860        14,175

STATUTORY RESERVE                                 2,100,088     1,422,941       722,352
DIVIDEND LIABILITY                                        -             -             -
TOTAL LIABILITY                                   2,100,088     1,422,941       722,352
SURPLUS                                                   -             -             -
TAX RESERVE                                       2,100,088     1,422,941       722,352
POLICIES IN FORCE (UNSCALED)                         64,977        42,830        21,171
ANNUITIZATION VALUE IN FORCE                      2,100,088     1,422,941       722,352
CASH SURRENDER VALUE IN FORCE                     2,100,088     1,422,941       722,352
SURRENDER VALUE IN FORCE                          2,100,088     1,422,941       722,352
POLICY LOANS IN FORCE                                     -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -
NET DEFERRED PREMIUMS                                     -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       157,931       158,306       158,477
PV AT 14.00% PROFITS RELEASED                       110,995       111,187       111,272
PV AT 16.00% PROFITS RELEASED                        79,260        79,359        79,402
PV AT AFTER TAX EARNED RATE                         277,376       278,430       278,922

                                     A-24

                      BANK PRODUCT 20 YEARS NEW BUSINESS











                          MILLIMAN & ROBERTSON, INC.

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -        85,000        91,800        99,144       107,076       115,642       124,893
   GROSS INVESTMENT INCOME                  -         6,930        14,700        22,921        31,813        41,491        52,007
   ACCRUAL OF DISCOUNT                      -             -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                  -             -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS             -             -             -             -             -             -             -
TOTAL INCOME                                -        91,930       106,500       122,065       138,888       157,132       176,899

   NET SURRENDERS                           -         4,116         8,600        13,457        18,752        24,515        30,776
   PARTIAL SURRENDERS                       -             -             -             -             -             -             -
   DEATH BENEFITS                           -           953         2,084         3,413         4,967         6,776         8,873
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -           428           808         1,220         1,666         2,147         2,667
   NET COMMISSIONS                          -         5,312         5,910         6,557         7,255         8,010         8,824
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -        82,990        87,788        95,053       103,573       112,655       123,974
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -        93,800       105,191       119,700       136,214       154,103       175,115

STATUTORY GAIN                              -        -1,870         1,309         2,365         2,675         3,030         1,784
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -             -             -             -             -             -             -
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -        -1,870         1,309         2,365         2,675         3,030         1,784

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -        -1,870         1,309         2,365         2,675         3,030         1,784

STATUTORY RESERVE                           -        82,990       170,778       265,831       369,405       482,059       606,034
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                             -        82,990       170,778       265,831       369,405       482,059       606,034
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                                 -        82,990       170,778       265,831       369,405       482,059       606,034
POLICIES IN FORCE (UNSCALED)                -         7,375        11,324        15,383        19,571        23,906        28,408
ANNUITIZATION VALUE IN FORCE                -        86,245       179,750       280,993       390,478       508,734       636,320
CASH SURRENDER VALUE IN FORCE               -        80,812       168,426       263,291       366,661       479,096       601,182
SURRENDER VALUE IN FORCE                    -        86,245       179,750       280,993       390,478       508,734       636,320
POLICY LOANS IN FORCE                       -             -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -        -1,669          -625         1,058         2,758         4,477         5,381
PV AT 14.00% PROFITS RELEASED               -        -1,640          -632           964         2,548         4,121         4,934
PV AT 16.00% PROFITS RELEASED               -        -1,612          -639           877         2,354         3,796         4,529
PV AT AFTER TAX EARNED RATE                 -        -1,715          -613         1,213         3,108         5,077         6,141

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         134,884       145,675       157,329       169,915       183,509       198,189
   GROSS INVESTMENT INCOME                           62,717        73,325        84,159        95,296       106,814       118,795
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        197,602       219,000       241,488       265,211       290,323       316,984

   NET SURRENDERS                                    55,484        70,427        85,395       100,503       115,862       131,587
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    11,102        13,392        15,834        18,438        21,217        24,168
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     3,188         3,701         4,227         4,768         5,329         5,914
   NET COMMISSIONS                                    9,686        10,591        11,553        12,579        13,676        14,850
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             116,819       118,621       121,281       124,806       129,207       134,515
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 196,280       216,731       238,290       261,095       285,291       311,033

STATUTORY GAIN                                        1,322         2,269         3,198         4,116         5,031         5,951
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           1,322         2,269         3,198         4,116         5,031         5,951

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      1,322         2,269         3,198         4,116         5,031         5,951

STATUTORY RESERVE                                   722,853       841,474       962,755     1,087,561     1,216,768     1,351,282
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     722,853       841,474       962,755     1,087,561     1,216,768     1,351,282
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         722,853       841,474       962,755     1,087,561     1,216,768     1,351,282
POLICIES IN FORCE (UNSCALED)                         32,589        36,786        41,052        45,435        49,980        54,731
ANNUITIZATION VALUE IN FORCE                        755,561       876,799     1,000,906     1,128,764     1,261,267     1,399,342
CASH SURRENDER VALUE IN FORCE                       717,613       835,815       956,643     1,080,961     1,209,639     1,343,584
SURRENDER VALUE IN FORCE                            755,561       876,799     1,000,906     1,128,764     1,261,267     1,399,342
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         5,979         6,895         8,048         9,374        10,820        12,348
PV AT 14.00% PROFITS RELEASED                         5,462         6,258         7,241         8,351         9,542        10,777
PV AT 16.00% PROFITS RELEASED                         4,996         5,689         6,529         7,462         8,446         9,448
PV AT AFTER TAX EARNED RATE                           6,864         8,003         9,475        11,214        13,164        15,279

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         214,044       231,168       249,661       269,634       291,205       314,502
   GROSS INVESTMENT INCOME                          131,319       144,474       158,347       173,031       188,623       205,225
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        345,364       375,642       408,009       442,666       479,828       519,726

   NET SURRENDERS                                   147,792       164,594       182,114       200,472       219,799       240,225
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    27,307        30,646        34,198        37,977        41,995        46,271
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     6,526         7,171         7,851         8,572         9,339        10,155
   NET COMMISSIONS                                   16,108        17,458        18,908        20,468        22,146        23,952
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             140,749       147,943       156,133       165,364       175,689       187,166
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 338,482       367,812       399,204       432,853       468,967       507,769

STATUTORY GAIN                                        6,881         7,830         8,805         9,813        10,861        11,957
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           6,881         7,830         8,805         9,813        10,861        11,957

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      6,881         7,830         8,805         9,813        10,861        11,957

STATUTORY RESERVE                                 1,492,032     1,639,974     1,796,107     1,961,471     2,137,160     2,324,326
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   1,492,032     1,639,974     1,796,107     1,961,471     2,137,160     2,324,326
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       1,492,032     1,639,974     1,796,107     1,961,471     2,137,160     2,324,326
POLICIES IN FORCE (UNSCALED)                         59,729        65,018        70,638        76,631        83,040        89,909
ANNUITIZATION VALUE IN FORCE                      1,543,936     1,696,031     1,856,649     2,026,856     2,207,776     2,400,591
CASH SURRENDER VALUE IN FORCE                     1,483,717     1,630,995     1,786,409     1,950,997     2,125,848     2,312,109
SURRENDER VALUE IN FORCE                          1,543,936     1,696,031     1,856,649     2,026,856     2,207,776     2,400,591
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        13,925        15,527        17,136        18,736        20,318        21,873
PV AT 14.00% PROFITS RELEASED                        12,030        13,281        14,514        15,720        16,891        18,022
PV AT 16.00% PROFITS RELEASED                        10,448        11,428        12,378        13,291        14,162        14,989
PV AT AFTER TAX EARNED RATE                          17,524        19,867        22,285        24,756        27,266        29,801

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1           RISK ANALYSIS SYSTEM            DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14          9/15          9/16          9/17          9/18
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         339,662       366,835             -             -             -             -
   GROSS INVESTMENT INCOME                          222,945       241,896       228,946       213,630       197,887       180,819
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        562,606       608,731       228,946       213,630       197,887       180,819

   NET SURRENDERS                                   261,890       284,940       288,550       292,271       296,221       300,254
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    50,822        55,669        55,680        55,218        54,218        52,585
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    11,028        11,961        10,922        10,184         9,381         8,510
   NET COMMISSIONS                                   25,899        27,997         5,475         5,107         4,707         4,273
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             199,858       213,838      -155,868      -159,757      -173,663      -191,827
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 549,497       594,404       204,759       203,023       190,864       173,795

STATUTORY GAIN                                       13,110        14,326        24,186        10,607         7,023         7,024
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          13,110        14,326        24,186        10,607         7,023         7,024

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     13,110        14,326        24,186        10,607         7,023         7,024

STATUTORY RESERVE                                 2,524,184     2,738,022     2,570,251     2,397,638     2,210,091     2,003,269
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   2,524,184     2,738,022     2,570,251     2,397,638     2,210,091     2,003,269
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       2,524,184     2,738,022     2,570,251     2,397,638     2,210,091     2,003,269
POLICIES IN FORCE (UNSCALED)                         97,286       105,216        79,261        69,944        60,841        51,926
ANNUITIZATION VALUE IN FORCE                      2,606,550     2,826,977     2,651,150     2,459,579     2,251,480     2,026,071
CASH SURRENDER VALUE IN FORCE                     2,510,990     2,723,772     2,565,014     2,391,983     2,203,983     1,996,672
SURRENDER VALUE IN FORCE                          2,606,550     2,826,977     2,651,150     2,459,579     2,251,480     2,026,071
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        23,395        24,880        27,119        27,996        28,514        28,977
PV AT 14.00% PROFITS RELEASED                        19,109        20,151        21,695        22,289        22,634        22,936
PV AT 16.00% PROFITS RELEASED                        15,771        16,507        17,578        17,983        18,214        18,414
PV AT AFTER TAX EARNED RATE                          32,350        34,907        38,866        40,459        41,427        42,314

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  5

TRIAL: 1           RISK ANALYSIS SYSTEM            DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/19          9/20          9/21          9/22          9/23          9/24
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -             -             -             -
   GROSS INVESTMENT INCOME                          162,038       141,458       122,245       105,968        91,291        78,066
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        162,038       141,458       122,245       105,968        91,291        78,066

   NET SURRENDERS                                   304,406       308,717       229,729       199,147       171,571       146,723
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    50,212        46,981        43,658        40,621        37,479        34,245
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     7,568         6,552         5,639         4,888         4,211         3,601
   NET COMMISSIONS                                    3,804         3,297         2,835         2,458         2,117         1,811
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                            -210,880      -238,506      -178,008      -157,088      -137,822      -120,057
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 155,109       127,041       103,853        90,026        77,557        66,322

STATUTORY GAIN                                        6,929        14,417        18,392        15,942        13,734        11,744
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           6,929        14,417        18,392        15,942        13,734        11,744

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      6,929        14,417        18,392        15,942        13,734        11,744

STATUTORY RESERVE                                 1,776,195     1,520,199     1,323,303     1,145,815       985,961       842,109
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   1,776,195     1,520,199     1,323,303     1,145,815       985,961       842,109
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       1,776,195     1,520,199     1,323,303     1,145,815       985,961       842,109
POLICIES IN FORCE (UNSCALED)                         43,173        34,557        28,429        23,290        18,986        15,384
ANNUITIZATION VALUE IN FORCE                      1,782,569     1,520,199     1,323,303     1,145,815       985,961       842,109
CASH SURRENDER VALUE IN FORCE                     1,769,070     1,520,199     1,323,303     1,145,815       985,961       842,109
SURRENDER VALUE IN FORCE                          1,782,569     1,520,199     1,323,303     1,145,815       985,961       842,109
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        29,384        30,141        31,004        31,671        32,185        32,577
PV AT 14.00% PROFITS RELEASED                        23,198        23,676        24,211        24,618        24,925        25,155
PV AT 16.00% PROFITS RELEASED                        18,583        18,887        19,222        19,472        19,657        19,794
PV AT AFTER TAX EARNED RATE                          43,118        44,652        46,447        47,875        49,003        49,888

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  6

TRIAL: 1             RISK ANALYSIS SYSTEM          DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/25          9/26          9/27          9/28          9/29          9/30
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -             -             -             -
   GROSS INVESTMENT INCOME                           66,158        55,439        45,792        37,108        29,285        22,231
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                         66,158        55,439        45,792        37,108        29,285        22,231

   NET SURRENDERS                                   124,346       104,205        86,076        69,755        55,053        41,794
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    30,907        27,539        24,122        20,669        17,195        13,709
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     3,052         2,557         2,112         1,712         1,351         1,025
   NET COMMISSIONS                                    1,535         1,286         1,063           861           680           516
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                            -103,634       -88,487       -74,468       -61,471       -49,398       -38,157
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                  56,206        47,100        38,904        31,526        24,880        18,887

STATUTORY GAIN                                        9,952         8,340         6,888         5,582         4,405         3,344
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           9,952         8,340         6,888         5,582         4,405         3,344

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      9,952         8,340         6,888         5,582         4,405         3,344

STATUTORY RESERVE                                   712,777       596,536       492,093       398,250       313,890       237,975
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     712,777       596,536       492,093       398,250       313,890       237,975
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         712,777       596,536       492,093       398,250       313,890       237,975
POLICIES IN FORCE (UNSCALED)                         12,372         9,855         7,752         5,995         4,525         3,293
ANNUITIZATION VALUE IN FORCE                        712,777       596,536       492,093       398,250       313,890       237,975
CASH SURRENDER VALUE IN FORCE                       712,777       596,536       492,093       398,250       313,890       237,975
SURRENDER VALUE IN FORCE                            712,777       596,536       492,093       398,250       313,890       237,975
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        32,873        33,095        33,259        33,377        33,461        33,517
PV AT 14.00% PROFITS RELEASED                        25,327        25,453        25,544        25,609        25,654        25,684
PV AT 16.00% PROFITS RELEASED                        19,894        19,966        20,017        20,053        20,078        20,094
PV AT AFTER TAX EARNED RATE                          50,576        51,105        51,506        51,804        52,020        52,170

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  7

TRIAL: 1           RISK ANALYSIS SYSTEM            DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB BANK SPDA - 20 YEARS OF ISSUES        UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/31          9/32          9/33
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -
   GROSS INVESTMENT INCOME                           15,856        10,077         4,816
   ACCRUAL OF DISCOUNT                                    -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -
TOTAL INCOME                                         15,856        10,077         4,816

   NET SURRENDERS                                    29,810        18,946         9,056
   PARTIAL SURRENDERS                                     -             -             -
   DEATH BENEFITS                                    10,237         6,788         3,372
   DIVIDENDS                                              -             -             -
   ACQUISITION EXPENSES                                   -             -             -
   OTHER EXPENSES                                       731           465           222
   NET COMMISSIONS                                      368           234           112
   SURPLUS RELIEF CHARGE                                  -             -             -
   INCREASE IN LOADING                                    -             -             -
   INCREASE IN RESERVES                             -27,676       -17,871        -8,670
   INCR IN DIVIDEND LIABILITY                             -             -             -
TOTAL DISBURSEMENTS                                  13,471         8,561         4,092

STATUTORY GAIN                                        2,385         1,515           724
   CAPITAL GAINS                                          -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -

BOOK PROFIT                                           2,385         1,515           724

   INCR IN SURPLUS                                        -             -             -
   TAXES                                                  -             -             -

PROFITS RELEASED                                      2,385         1,515           724

STATUTORY RESERVE                                   169,519       107,606        51,371
DIVIDEND LIABILITY                                        -             -             -
TOTAL LIABILITY                                     169,519       107,606        51,371
SURPLUS                                                   -             -             -
TAX RESERVE                                         169,519       107,606        51,371
POLICIES IN FORCE (UNSCALED)                          2,257         1,382           639
ANNUITIZATION VALUE IN FORCE                        169,519       107,606        51,371
CASH SURRENDER VALUE IN FORCE                       169,519       107,606        51,371
SURRENDER VALUE IN FORCE                            169,519       107,606        51,371
POLICY LOANS IN FORCE                                     -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -
NET DEFERRED PREMIUMS                                     -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        33,553        33,574        33,582
PV AT 14.00% PROFITS RELEASED                        25,702        25,713        25,717
PV AT 16.00% PROFITS RELEASED                        20,104        20,109        20,111
PV AT AFTER TAX EARNED RATE                          52,269        52,326        52,351

                     SINGLE PREMIUM 20 YEARS NEW BUSINESS






                          MILLIMAN & ROBERTSON, INC.

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1                  RISK ANALYSIS SYSTEM     DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -       105,000       113,400       122,472       132,270       142,851       154,279
   GROSS INVESTMENT INCOME                  -         8,587        17,995        28,036        38,725        50,079        62,155
   ACCRUAL OF DISCOUNT                      -             -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                  -             -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS             -             -             -             -             -             -             -
TOTAL INCOME                                -       113,587       131,395       150,508       170,995       192,931       216,435

   NET SURRENDERS                           -         7,649        15,765        24,393        34,372        44,902        56,056
   PARTIAL SURRENDERS                       -             -             -             -             -             -             -
   DEATH BENEFITS                           -           750         1,596         2,547         3,609         4,786         6,088
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -           518           964         1,434         1,930         2,452         3,003
   NET COMMISSIONS                          -         5,152         5,564         6,009         6,490         7,009         7,570
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -       101,230       107,952       115,215       122,200       129,805       138,178
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -       115,299       131,841       149,598       168,602       188,955       210,895

STATUTORY GAIN                              -        -1,712          -446           910         2,393         3,976         5,540
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -             -             -             -             -             -             -
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -        -1,712          -446           910         2,393         3,976         5,540

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -        -1,712          -446           910         2,393         3,976         5,540

STATUTORY RESERVE                           -       101,230       209,182       324,397       446,597       576,403       714,581
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                             -       101,230       209,182       324,397       446,597       576,403       714,581
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                                 -       101,230       209,182       324,397       446,597       576,403       714,581
POLICIES IN FORCE (UNSCALED)                -         8,313        12,685        17,136        21,671        26,319        31,107
ANNUITIZATION VALUE IN FORCE                -       109,794       226,879       351,841       484,379       625,166       774,890
CASH SURRENDER VALUE IN FORCE               -        95,864       197,816       306,325       421,085       542,642       671,558
SURRENDER VALUE IN FORCE                    -       102,310       210,159       324,023       443,569       569,364       701,984
POLICY LOANS IN FORCE                       -             -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -        -1,528        -1,884        -1,236           284         2,540         5,347
PV AT 14.00% PROFITS RELEASED               -        -1,502        -1,845        -1,231           186         2,251         4,775
PV AT 16.00% PROFITS RELEASED               -        -1,476        -1,807        -1,224            97         1,990         4,264
PV AT AFTER TAX EARNED RATE                 -        -1,571        -1,946        -1,243           452         3,036         6,339

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1                  RISK ANALYSIS SYSTEM     DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         166,622       179,952       194,348       209,895       226,687       244,822
   GROSS INVESTMENT INCOME                           75,024        88,759       103,383       118,905       135,410       152,988
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        241,646       268,710       297,731       328,801       362,097       397,810

   NET SURRENDERS                                    67,905        80,515        94,847       109,843       125,610       142,252
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                     7,526         9,111        10,847        12,738        14,798        17,035
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     3,585         4,201         4,852         5,540         6,267         7,039
   NET COMMISSIONS                                    8,176         8,830         9,536        10,299        11,123        12,013
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             147,327       157,177       166,478       176,706       187,895       200,099
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 234,519       259,834       286,560       315,125       345,692       378,438

STATUTORY GAIN                                        7,127         8,877        11,171        13,676        16,405        19,372
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           7,127         8,877        11,171        13,676        16,405        19,372

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      7,127         8,877        11,171        13,676        16,405        19,372

STATUTORY RESERVE                                   861,908     1,019,085     1,185,563     1,362,269     1,550,164     1,750,263
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                     861,908     1,019,085     1,185,563     1,362,269     1,550,164     1,750,263
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                         861,908     1,019,085     1,185,563     1,362,269     1,550,164     1,750,263
POLICIES IN FORCE (UNSCALED)                         36,063        41,218        46,583        52,191        58,082        64,291
ANNUITIZATION VALUE IN FORCE                        934,270     1,104,069     1,283,940     1,474,882     1,677,934     1,894,195
CASH SURRENDER VALUE IN FORCE                       808,421       953,859     1,106,876     1,268,325     1,439,087     1,620,089
SURRENDER VALUE IN FORCE                            842,037       990,164     1,146,085     1,310,670     1,484,820     1,669,481
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         8,571        12,156        16,184        20,588        25,304        30,276
PV AT 14.00% PROFITS RELEASED                         7,623        10,735        14,170        17,859        21,741        25,762
PV AT 16.00% PROFITS RELEASED                         6,786         9,493        12,431        15,531        18,737        22,000
PV AT AFTER TAX EARNED RATE                          10,238        14,693        19,836        25,613        31,971        38,858

                                     A-33

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                      PAGE: 3

TRIAL: 1                  RISK ANALYSIS SYSTEM     DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         264,408       285,560       308,405       333,078       359,724       388,502
   GROSS INVESTMENT INCOME                          171,733       191,716       213,006       235,723       259,991       285,944
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        436,141       477,277       521,412       568,800       619,715       674,446

   NET SURRENDERS                                   159,869       179,247       199,727       221,447       244,547       269,168
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    19,467        22,101        24,947        28,022        31,340        34,921
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     7,859         8,730         9,656        10,643        11,695        12,819
   NET COMMISSIONS                                   12,974        14,011        15,132        16,343        17,650        19,062
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             213,378       226,980       241,852       258,060       275,686       294,824
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 413,546       451,069       491,315       534,515       580,919       630,794

STATUTORY GAIN                                       22,595        26,207        30,097        34,285        38,795        43,651
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          22,595        26,207        30,097        34,285        38,795        43,651

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     22,595        26,207        30,097        34,285        38,795        43,651

STATUTORY RESERVE                                 1,963,641     2,190,621     2,432,473     2,690,533     2,966,219     3,261,043
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   1,963,641     2,190,621     2,432,473     2,690,533     2,966,219     3,261,043
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       1,963,641     2,190,621     2,432,473     2,690,533     2,966,219     3,261,043
POLICIES IN FORCE (UNSCALED)                         70,858        77,811        85,194        93,055       101,442       110,406
ANNUITIZATION VALUE IN FORCE                      2,124,824     2,370,173     2,631,615     2,910,593     3,208,640     3,527,390
CASH SURRENDER VALUE IN FORCE                     1,812,309     2,016,100     2,232,628     2,463,116     2,708,861     2,971,242
SURRENDER VALUE IN FORCE                          1,865,653     2,073,711     2,294,847     2,530,313     2,781,434     3,049,621
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        35,454        40,817        46,316        51,908        57,559        63,235
PV AT 14.00% PROFITS RELEASED                        29,876        34,061        38,278        42,491        46,673        50,801
PV AT 16.00% PROFITS RELEASED                        25,282        28,563        31,811        35,001        38,113        41,131
PV AT AFTER TAX EARNED RATE                          46,228        54,071        62,333        70,969        79,933        89,187

                                     A-34

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1           RISK ANALYSIS SYSTEM            DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14          9/15          9/16          9/17          9/18
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                         419,582       453,149             -             -             -             -
   GROSS INVESTMENT INCOME                          313,695       343,360       330,806       316,623       301,858       286,640
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        733,277       796,508       330,806       316,623       301,858       286,640

   NET SURRENDERS                                   296,097       324,729       315,058       305,285       295,372       281,583
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    38,777        42,924        42,863        42,629        42,199        41,575
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    14,020        15,304        14,113        13,359        12,594        11,824
   NET COMMISSIONS                                   20,587        22,234             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             314,750       336,508      -108,400      -110,659      -113,107      -111,756
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 684,232       741,699       263,634       250,614       237,057       223,226

STATUTORY GAIN                                       49,045        54,809        67,173        66,009        64,801        63,414
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          49,045        54,809        67,173        66,009        64,801        63,414

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     49,045        54,809        67,173        66,009        64,801        63,414

STATUTORY RESERVE                                 3,575,793     3,912,301     3,753,456     3,588,317     3,416,372     3,241,070
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   3,575,793     3,912,301     3,753,456     3,588,317     3,416,372     3,241,070
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       3,575,793     3,912,301     3,753,456     3,588,317     3,416,372     3,241,070
POLICIES IN FORCE (UNSCALED)                        119,994       130,264       101,938        92,815        84,225        76,214
ANNUITIZATION VALUE IN FORCE                      3,867,698     4,231,543     4,058,322     3,878,198     3,690,611     3,499,297
CASH SURRENDER VALUE IN FORCE                     3,251,090     3,550,077     3,387,263     3,218,798     3,044,306     2,867,180
SURRENDER VALUE IN FORCE                          3,335,739     3,641,498     3,455,955     3,267,901     3,076,982     2,886,760
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        68,929        74,611        80,829        86,284        91,066        95,243
PV AT 14.00% PROFITS RELEASED                        54,869        58,857        63,145        66,840        70,023        72,755
PV AT 16.00% PROFITS RELEASED                        44,054        46,871        49,846        52,367        54,500        56,300
PV AT AFTER TAX EARNED RATE                          98,726       108,506       119,502       129,415       138,343       146,359

                                     A-35

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  5

TRIAL: 1                 RISK ANALYSIS SYSTEM      DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                                       9/19          9/20          9/21          9/22          9/23          9/24
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -             -             -             -
   GROSS INVESTMENT INCOME                          271,091       255,166       238,774       221,834       204,512       187,075
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        271,091       255,166       238,774       221,834       204,512       187,075

   NET SURRENDERS                                   267,849       254,032       240,025       225,776       207,060       189,092
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    40,762        39,739        38,486        36,984        35,249        33,299
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                    11,056        10,287         9,517         8,744         7,976         7,220
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                            -110,578      -110,045      -109,971      -109,743      -103,268       -97,122
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 209,090       194,013       178,057       161,761       147,017       132,489

STATUTORY GAIN                                       62,001        61,154        60,717        60,073        57,495        54,586
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          62,001        61,154        60,717        60,073        57,495        54,586

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     62,001        61,154        60,717        60,073        57,495        54,586

STATUTORY RESERVE                                 3,061,864     2,877,699     2,687,679     2,491,483     2,294,847     2,096,886
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   3,061,864     2,877,699     2,687,679     2,491,483     2,294,847     2,096,886
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       3,061,864     2,877,699     2,687,679     2,491,483     2,294,847     2,096,886
POLICIES IN FORCE (UNSCALED)                         68,731        61,727        55,160        48,992        43,279        37,968
ANNUITIZATION VALUE IN FORCE                      3,303,653     3,103,198     2,897,527     2,686,270     2,474,485     2,261,223
CASH SURRENDER VALUE IN FORCE                     2,686,995     2,503,421     2,316,190     2,125,047     1,937,518     1,752,743
SURRENDER VALUE IN FORCE                          2,696,776     2,506,680     2,316,190     2,125,047     1,937,518     1,752,743
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                        98,891       102,102       104,950       107,465       109,614       111,436
PV AT 14.00% PROFITS RELEASED                        75,098        77,125        78,890        80,423        81,709        82,781
PV AT 16.00% PROFITS RELEASED                        57,817        59,107        60,211        61,152        61,929        62,565
PV AT AFTER TAX EARNED RATE                         153,550       160,056       165,982       171,362       176,085       180,199

                                     A-36

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  6

TRIAL: 1             RISK ANALYSIS SYSTEM          DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                                       9/25          9/26          9/27          9/28          9/29          9/30
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -             -             -             -
   GROSS INVESTMENT INCOME                          169,450       151,568       133,367       114,934        96,383        77,638
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                        169,450       151,568       133,367       114,934        96,383        77,638

   NET SURRENDERS                                   171,688       154,693       138,000       118,328        99,176        80,349
   PARTIAL SURRENDERS                                     -             -             -             -             -             -
   DEATH BENEFITS                                    31,112        28,688        26,003        23,065        19,885        16,445
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                     6,473         5,731         4,993         4,261         3,540         2,825
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                             -91,155       -85,270       -79,372       -69,554       -59,803       -49,951
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                 118,118       103,843        89,623        76,100        62,798        49,668

STATUTORY GAIN                                       51,332        47,725        43,744        38,834        33,585        27,970
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                          51,332        47,725        43,744        38,834        33,585        27,970

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                     51,332        47,725        43,744        38,834        33,585        27,970

STATUTORY RESERVE                                 1,896,826     1,693,938     1,487,538     1,280,795     1,072,827       862,858
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                   1,896,826     1,693,938     1,487,538     1,280,795     1,072,827       862,858
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                       1,896,826     1,693,938     1,487,538     1,280,795     1,072,827       862,858
POLICIES IN FORCE (UNSCALED)                         33,012        28,370        24,004        19,939        16,134        12,553
ANNUITIZATION VALUE IN FORCE                      2,045,649     1,826,984     1,604,489     1,381,585     1,157,326       930,875
CASH SURRENDER VALUE IN FORCE                     1,569,976     1,388,533     1,207,777     1,030,308       855,262       681,881
SURRENDER VALUE IN FORCE                          1,569,976     1,388,533     1,207,777     1,030,308       855,262       681,881
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       112,966       114,236       115,275       116,099       116,735       117,208
PV AT 14.00% PROFITS RELEASED                        83,664        84,385        84,965        85,416        85,758        86,008
PV AT 16.00% PROFITS RELEASED                        63,080        63,494        63,820        64,070        64,256        64,390
PV AT AFTER TAX EARNED RATE                         183,749       186,777       189,322       191,396       193,041       194,298

                                     A-37

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  7

TRIAL: 1               RISK ANALYSIS SYSTEM        DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SP7R+6 SPDA - 20 YEARS                UNIT FACTOR IS  1,000.
          OF ISSUES

STRATEGY: (WSID: READ994A)


                                                       9/31          9/32          9/33
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                               -             -             -
   GROSS INVESTMENT INCOME                           58,633        39,300        19,717
   ACCRUAL OF DISCOUNT                                    -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -
TOTAL INCOME                                         58,633        39,300        19,717

   NET SURRENDERS                                    61,679        43,044        21,339
   PARTIAL SURRENDERS                                     -             -             -
   DEATH BENEFITS                                    12,743         8,759         4,507
   DIVIDENDS                                              -             -             -
   ACQUISITION EXPENSES                                   -             -             -
   OTHER EXPENSES                                     2,114         1,404           699
   NET COMMISSIONS                                        -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -
   INCREASE IN LOADING                                    -             -             -
   INCREASE IN RESERVES                             -39,876       -29,469       -14,770
   INCR IN DIVIDEND LIABILITY                             -             -             -
TOTAL DISBURSEMENTS                                  36,660        23,739        11,774

STATUTORY GAIN                                       21,973        15,562         7,943
   CAPITAL GAINS                                          -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -

BOOK PROFIT                                          21,973        15,562         7,943

   INCR IN SURPLUS                                        -             -             -
   TAXES                                                  -             -             -

PROFITS RELEASED                                     21,973        15,562         7,943

STATUTORY RESERVE                                   650,163       434,049       217,703
DIVIDEND LIABILITY                                        -             -             -
TOTAL LIABILITY                                     650,163       434,049       217,703
SURPLUS                                                   -             -             -
TAX RESERVE                                         650,163       434,049       217,703
POLICIES IN FORCE (UNSCALED)                          9,164         5,938         2,895
ANNUITIZATION VALUE IN FORCE                        701,452       468,313       234,899
CASH SURRENDER VALUE IN FORCE                       509,463       337,343       167,878
SURRENDER VALUE IN FORCE                            509,463       337,343       167,878
POLICY LOANS IN FORCE                                     -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -
NET DEFERRED PREMIUMS                                     -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                       117,540       117,749       117,845
PV AT 14.00% PROFITS RELEASED                        86,181        86,288        86,336
PV AT 16.00% PROFITS RELEASED                        64,480        64,536        64,560
PV AT AFTER TAX EARNED RATE                         195,204       195,793       196,068

                                     A-38

                           SPIAs FROM NEW BUSINESS














                          MILLIMAN & ROBERTSON, INC.

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  1

TRIAL: 1             RISK ANALYSIS SYSTEM          DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                         9/94          9/95          9/96          9/97          9/98          9/99          9/ 0
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                 -           353           726         1,111         1,561         2,020         2,491
   GROSS INVESTMENT INCOME                  -             -            26            75           141           223           314
   ACCRUAL OF DISCOUNT                      -             -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                  -             -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS             -             -             -             -             -             -             -
TOTAL INCOME                                -           353           752         1,185         1,701         2,243         2,804

   NET SURRENDERS                           -             -             -             -             -             -             -
   PARTIAL SURRENDERS                       -             -            78           238           482           826         1,271
   DEATH BENEFITS                           -             -             -             -             -             -             -
   DIVIDENDS                                -             -             -             -             -             -             -
   ACQUISITION EXPENSES                     -             -             -             -             -             -             -
   OTHER EXPENSES                           -             -             2             3             5             8            11
   NET COMMISSIONS                          -             -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                    -             -             -             -             -             -             -
   INCREASE IN LOADING                      -             -             -             -             -             -             -
   INCREASE IN RESERVES                     -           330           621           859         1,086         1,236         1,302
   INCR IN DIVIDEND LIABILITY               -             -             -             -             -             -             -
TOTAL DISBURSEMENTS                         -           330           701         1,100         1,574         2,070         2,583

STATUTORY GAIN                              -            23            52            86           128           173           221
   CAPITAL GAINS                            -             -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER               -             -             -             -             -             -             -
   LESS DEFAULT LOSSES                      -             -             -             -             -             -             -

BOOK PROFIT                                 -            23            52            86           128           173           221

   INCR IN SURPLUS                          -             -             -             -             -             -             -
   TAXES                                    -             -             -             -             -             -             -

PROFITS RELEASED                            -            23            52            86           128           173           221

STATUTORY RESERVE                           -           330           951         1,810         2,896         4,132         5,433
DIVIDEND LIABILITY                          -             -             -             -             -             -             -
TOTAL LIABILITY                             -           330           951         1,810         2,896         4,132         5,433
SURPLUS                                     -             -             -             -             -             -             -
TAX RESERVE                                 -           330           951         1,810         2,896         4,132         5,433
POLICIES IN FORCE (UNSCALED)                -             -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                -           330           951         1,810         2,896         4,132         5,433
CASH SURRENDER VALUE IN FORCE               -           330           951         1,810         2,896         4,132         5,433
SURRENDER VALUE IN FORCE                    -             -             -             -             -             -             -
POLICY LOANS IN FORCE                       -             -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                     -             -             -             -             -             -             -
NET DEFERRED PREMIUMS                       -             -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED               -            20            61           123           204           302           414
PV AT 14.00% PROFITS RELEASED               -            20            60           118           193           283           384
PV AT 16.00% PROFITS RELEASED               -            20            58           113           183           266           357
PV AT AFTER TAX EARNED RATE                 -            21            64           131           221           333           465

                                     A-39

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  2

TRIAL: 1           RISK ANALYSIS SYSTEM            DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 1          9/ 2          9/ 3          9/ 4          9/ 5          9/ 6
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           2,984         3,492         4,077         4,670         5,273         5,897
   GROSS INVESTMENT INCOME                              409           510           614           726           845           968
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                          3,393         4,001         4,691         5,396         6,118         6,865

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                                 1,742         2,239         2,763         3,317         3,901         4,514
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                        14            16            20            23            26            30
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                               1,366         1,422         1,526         1,614         1,686         1,753
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                   3,121         3,677         4,309         4,954         5,613         6,296

STATUTORY GAIN                                          272           324           382           442           504           569
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                             272           324           382           442           504           569

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                        272           324           382           442           504           569

STATUTORY RESERVE                                     6,799         8,221         9,748        11,361        13,047        14,800
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                       6,799         8,221         9,748        11,361        13,047        14,800
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                           6,799         8,221         9,748        11,361        13,047        14,800
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                          6,799         8,221         9,748        11,361        13,047        14,800
CASH SURRENDER VALUE IN FORCE                         6,799         8,221         9,748        11,361        13,047        14,800
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                           537           668           806           948         1,093         1,239
PV AT 14.00% PROFITS RELEASED                           492           606           724           843           962         1,080
PV AT 16.00% PROFITS RELEASED                           453           552           652           752           851           947
PV AT AFTER TAX EARNED RATE                             614           777           953         1,140         1,335         1,537

                                     A-40

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  3

TRIAL: 1           RISK ANALYSIS SYSTEM            DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/ 7          9/ 8          9/ 9          9/10          9/11          9/12
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           6,535         7,240         7,957         8,691         9,450        10,230
   GROSS INVESTMENT INCOME                            1,097         1,229         1,368         1,514         1,665         1,821
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                          7,632         8,469         9,326        10,204        11,114        12,051

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                                 5,155         5,826         6,522         7,246         7,998         8,781
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                        34            38            42            46            51            55
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                               1,808         1,899         1,982         2,057         2,131         2,200
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                   6,997         7,762         8,546         9,349        10,180        11,036

STATUTORY GAIN                                          635           706           780           856           934         1,015
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                             635           706           780           856           934         1,015

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                        635           706           780           856           934         1,015

STATUTORY RESERVE                                    16,608        18,507        20,488        22,545        24,676        26,876
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                      16,608        18,507        20,488        22,545        24,676        26,876
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                          16,608        18,507        20,488        22,545        24,676        26,876
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                         16,608        18,507        20,488        22,545        24,676        26,876
CASH SURRENDER VALUE IN FORCE                        16,608        18,507        20,488        22,545        24,676        26,876
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         1,385         1,529         1,672         1,811         1,947         2,079
PV AT 14.00% PROFITS RELEASED                         1,196         1,309         1,418         1,523         1,624         1,720
PV AT 16.00% PROFITS RELEASED                         1,039         1,128         1,212         1,291         1,366         1,436
PV AT AFTER TAX EARNED RATE                           1,745         1,956         2,170         2,386         2,601         2,817

                                     A-41

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  4

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/13          9/14          9/15          9/16          9/17          9/18
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                          11,081        11,951        11,612        11,248        10,887        10,385
   GROSS INVESTMENT INCOME                            1,982         2,151         2,258         2,302         2,292         2,241
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                         13,063        14,101        13,871        13,551        13,179        12,626

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                                 9,594        10,440        10,963        11,305        11,456        11,411
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                        60            65            67            68            67            65
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                               2,307         2,406         1,651         1,003           506            42
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                  11,962        12,911        12,681        12,375        12,029        11,518

STATUTORY GAIN                                        1,101         1,190         1,190         1,175         1,150         1,108
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           1,101         1,190         1,190         1,175         1,150         1,108

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      1,101         1,190         1,190         1,175         1,150         1,108

STATUTORY RESERVE                                    29,183        31,589        32,293        32,303        31,766        30,712
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                      29,183        31,589        32,293        32,303        31,766        30,712
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                          29,183        31,589        32,293        32,303        31,766        30,712
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                         29,183        31,589        32,293        32,303        31,766        30,712
CASH SURRENDER VALUE IN FORCE                        29,183        31,589        32,293        32,303        31,766        30,712
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         2,207         2,331         2,441         2,538         2,623         2,696
PV AT 14.00% PROFITS RELEASED                         1,811         1,898         1,974         2,040         2,096         2,144
PV AT 16.00% PROFITS RELEASED                         1,502         1,563         1,616         1,661         1,699         1,730
PV AT AFTER TAX EARNED RATE                           3,031         3,243         3,438         3,614         3,773         3,913

                                     A-42

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  5

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/19          9/20          9/21          9/22          9/23          9/24
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           9,893         9,406         8,899         8,392         7,721         7,075
   GROSS INVESTMENT INCOME                            2,154         2,050         1,940         1,825         1,708         1,577
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                         12,047        11,456        10,839        10,217         9,429         8,652

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                                11,134        10,619        10,070         9,485         8,865         8,205
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                        62            59            56            52            49            45
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                                -208          -230          -240          -219          -318          -363
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                  10,987        10,448         9,885         9,319         8,596         7,887

STATUTORY GAIN                                        1,060         1,008           954           899           832           765
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                           1,060         1,008           954           899           832           765

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                      1,060         1,008           954           899           832           765

STATUTORY RESERVE                                    29,354        27,916        26,407        24,857        23,140        21,309
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                      29,354        27,916        26,407        24,857        23,140        21,309
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                          29,354        27,916        26,407        24,857        23,140        21,309
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                         29,354        27,916        26,407        24,857        23,140        21,309
CASH SURRENDER VALUE IN FORCE                        29,354        27,916        26,407        24,857        23,140        21,309
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         2,758         2,811         2,856         2,893         2,925         2,950
PV AT 14.00% PROFITS RELEASED                         2,184         2,217         2,245         2,268         2,287         2,302
PV AT 16.00% PROFITS RELEASED                         1,756         1,777         1,795         1,809         1,820         1,829
PV AT AFTER TAX EARNED RATE                           4,036         4,143         4,236         4,317         4,385         4,443

                                     A-43

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  6

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/25          9/26          9/27          9/28          9/29          9/30
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           6,449         5,816         5,195         4,452         3,732         3,028
   GROSS INVESTMENT INCOME                            1,438         1,293         1,145           997           841           679
   ACCRUAL OF DISCOUNT                                    -             -             -             -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -             -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -             -             -             -
TOTAL INCOME                                          7,886         7,109         6,340         5,450         4,573         3,706

   NET SURRENDERS                                         -             -             -             -             -             -
   PARTIAL SURRENDERS                                 7,506         6,773         6,009         5,215         4,400         3,565
   DEATH BENEFITS                                         -             -             -             -             -             -
   DIVIDENDS                                              -             -             -             -             -             -
   ACQUISITION EXPENSES                                   -             -             -             -             -             -
   OTHER EXPENSES                                        41            37            33            28            24            19
   NET COMMISSIONS                                        -             -             -             -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -             -             -             -
   INCREASE IN LOADING                                    -             -             -             -             -             -
   INCREASE IN RESERVES                                -359          -330          -261          -276          -257          -206
   INCR IN DIVIDEND LIABILITY                             -             -             -             -             -             -
TOTAL DISBURSEMENTS                                   7,189         6,480         5,780         4,967         4,167         3,378

STATUTORY GAIN                                          698           628           559           483           405           328
   CAPITAL GAINS                                          -             -             -             -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -             -             -             -

BOOK PROFIT                                             698           628           559           483           405           328

   INCR IN SURPLUS                                        -             -             -             -             -             -
   TAXES                                                  -             -             -             -             -             -

PROFITS RELEASED                                        698           628           559           483           405           328

STATUTORY RESERVE                                    19,409        17,461        15,500        13,440        11,309         9,135
DIVIDEND LIABILITY                                        -             -             -             -             -             -
TOTAL LIABILITY                                      19,409        17,461        15,500        13,440        11,309         9,135
SURPLUS                                                   -             -             -             -             -             -
TAX RESERVE                                          19,409        17,461        15,500        13,440        11,309         9,135
POLICIES IN FORCE (UNSCALED)                              -             -             -             -             -             -
ANNUITIZATION VALUE IN FORCE                         19,409        17,461        15,500        13,440        11,309         9,135
CASH SURRENDER VALUE IN FORCE                        19,409        17,461        15,500        13,440        11,309         9,135
SURRENDER VALUE IN FORCE                                  -             -             -             -             -             -
POLICY LOANS IN FORCE                                     -             -             -             -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -             -             -             -
NET DEFERRED PREMIUMS                                     -             -             -             -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         2,971         2,988         3,001         3,011         3,019         3,024
PV AT 14.00% PROFITS RELEASED                         2,314         2,323         2,331         2,336         2,340         2,343
PV AT 16.00% PROFITS RELEASED                         1,836         1,841         1,846         1,849         1,851         1,853
PV AT AFTER TAX EARNED RATE                           4,491         4,531         4,564         4,589         4,609         4,624

                                     A-44

                                                                      REPORT: 16
GREAT AMERICAN LIFE                                                     PAGE:  7

TRIAL: 1          RISK ANALYSIS SYSTEM             DATE: 12/02/94 TIME:  2:19 PM
PRODUCT:  FB SPIA - 20 YEARS OF ISSUES             UNIT FACTOR IS  1,000.

STRATEGY: (WSID: READ994A)


                                                       9/31          9/32          9/33
STATUTORY GAINS (STATEMENT BASIS)
                 FISCAL PERIODS
   PREMIUMS                                           2,319         1,618           797
   GROSS INVESTMENT INCOME                              513           345           177
   ACCRUAL OF DISCOUNT                                    -             -             -
   LESS INVESTMENT EXPENSE                                -             -             -
   LESS INCOME LOST ON DEFAULTS                           -             -             -
TOTAL INCOME                                          2,832         1,963           974

   NET SURRENDERS                                         -             -             -
   PARTIAL SURRENDERS                                 2,708         1,828           926
   DEATH BENEFITS                                         -             -             -
   DIVIDENDS                                              -             -             -
   ACQUISITION EXPENSES                                   -             -             -
   OTHER EXPENSES                                        15            10             5
   NET COMMISSIONS                                        -             -             -
   SURPLUS RELIEF CHARGE                                  -             -             -
   INCREASE IN LOADING                                    -             -             -
   INCREASE IN RESERVES                                -141           -47           -43
   INCR IN DIVIDEND LIABILITY                             -             -             -
TOTAL DISBURSEMENTS                                   2,582         1,791           888

STATUTORY GAIN                                          250           172            86
   CAPITAL GAINS                                          -             -             -
   GAIN ON CALLS AND ROLLOVER                             -             -             -
   LESS DEFAULT LOSSES                                    -             -             -

BOOK PROFIT                                             250           172            86

   INCR IN SURPLUS                                        -             -             -
   TAXES                                                  -             -             -

PROFITS RELEASED                                        250           172            86

STATUTORY RESERVE                                     6,928         4,712         2,391
DIVIDEND LIABILITY                                        -             -             -
TOTAL LIABILITY                                       6,928         4,712         2,391
SURPLUS                                                   -             -             -
TAX RESERVE                                           6,928         4,712         2,391
POLICIES IN FORCE (UNSCALED)                              -             -             -
ANNUITIZATION VALUE IN FORCE                          6,928         4,712         2,391
CASH SURRENDER VALUE IN FORCE                         6,928         4,712         2,391
SURRENDER VALUE IN FORCE                                  -             -             -
POLICY LOANS IN FORCE                                     -             -             -
GROSS DEFERRED PREMIUMS                                   -             -             -
NET DEFERRED PREMIUMS                                     -             -             -

PRESENT VALUE OF PROFITS RELEASED TO DATE
PV AT 12.00% PROFITS RELEASED                         3,028         3,030         3,031
PV AT 14.00% PROFITS RELEASED                         2,345         2,346         2,347
PV AT 16.00% PROFITS RELEASED                         1,854         1,854         1,854
PV AT AFTER TAX EARNED RATE                           4,634         4,641         4,644

                                     A-45